PACIFIC JOURNEY SELECTTM  PROSPECTUS MAY 1, 2016

(Offered on and after October 1, 2013)

Pacific Journey Select is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Journey Select variable annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

The Variable Investment Options available under this Contract invest in portfolios of the following portfolio companies (“Funds”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	JPMorgan Insurance Trust
American Century Variable Portfolios, Inc.	Legg Mason Partners Variable Equity Trust
American Funds Insurance Series®	Lord Abbett Series Fund, Inc.
BlackRock® Variable Series Funds, Inc	MFS® Variable Insurance Trust
Fidelity® Variable Insurance Products Funds	Neuberger Berman Advisers Management Trust
First Trust Variable Insurance Trust	Oppenheimer Variable Account Funds
Franklin Templeton Variable Insurance Products Trust	Pacific Select Fund
GE Investments Funds, Inc	PIMCO Variable Insurance Trust
Ivy Funds Variable Insurance Portfolios	VanEck VIP Trust
Janus Aspen Series

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following:

FIXED OPTION

DCA Plus Fixed Option

You will find more information about the Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2016. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. Global Real Estate Fund Series II

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

American Century VP Mid Cap Value Fund Class II

AMERICAN FUNDS INSURANCE SERIES

American Funds IS Asset Allocation FundSM Class 4

American Funds IS Blue Chip Income and Growth FundSM Class 4

American Funds IS Bond FundSM Class 4

American Funds IS Capital Income Builder® Class 4

American Funds IS Global Balanced FundSM Class 4

American Funds IS Global Bond FundSM Class 4

American Funds IS Global Growth and Income FundSM Class 4

American Funds IS Global Growth FundSM Class 4

American Funds IS Global Small Capitalization FundSM Class 4

American Funds IS Growth FundSM Class 4

American Funds IS Growth-Income FundSM Class 4

American Funds IS High-Income Bond FundSM Class 4

American Funds IS International FundSM Class 4

American Funds IS International Growth and Income FundSM Class 4

American Funds IS Managed Risk Asset Allocation FundSM Class P2

American Funds IS New World Fund® Class 4

American Funds IS U.S. Government/AAA-Rated Securities FundSM Class 4

BLACKROCK VARIABLE SERIES FUNDS, INC

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares® Alternative Strategies V.I. Fund Class I

BlackRock iShares® Dynamic Allocation V.I. Fund Class I

BlackRock iShares® Dynamic Fixed Income V.I. Fund Class I

BlackRock iShares® Equity Appreciation V.I. Fund Class I

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity® VIP Contrafund® Portfolio Service Class 2

Fidelity® VIP FundsManager® 60% Portfolio Service Class 2

Fidelity® VIP Government Money Market Portfolio Service Class (formerly called Fidelity® VIP Money Market Portfolio)

Fidelity® VIP Strategic Income Portfolio Service Class 2

FIRST TRUST VARIABLE INSURANCE TRUST

First Trust Dorsey Wright Tactical Core Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 2

Franklin Mutual Global Discovery VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

GE INVESTMENTS FUNDS, INC.

GE Investments Total Return Fund Class 3

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Ivy Funds VIP Asset Strategy

Ivy Funds VIP Energy

JANUS ASPEN SERIES

Janus Aspen Series Balanced Portfolio Service Shares

Janus Aspen Series Flexible Bond Portfolio Service Shares

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 2

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio – Class II

LORD ABBETT SERIES FUND, INC.

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett International Core Equity Portfolio Class VC

Lord Abbett Total Return Portfolio Class VC

MFS VARIABLE INSURANCE TRUST

MFS® Total Return Series – Service Class

MFS® Utilities Series – Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman AMT Absolute Return Multi-Manager Portfolio Class S

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Service Shares

PACIFIC SELECT FUND

All Portfolios offered are Class I unless otherwise noted below.

Absolute Return Portfolio

Comstock Portfolio

Core Income Portfolio

Currency Strategies Portfolio

PSF DFA Balanced Allocation Portfolio Class D

Diversified Alternatives Portfolio

Diversified Bond Portfolio

Dividend Growth Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Equity Index Portfolio

Equity Long/Short Portfolio

Floating Rate Income Portfolio

Floating Rate Loan Portfolio

Focused Growth Portfolio

Global Absolute Return Portfolio

Growth Portfolio

Health Sciences Portfolio

High Yield Bond Portfolio

Inflation Managed Portfolio

Inflation Strategy Portfolio

International Large-Cap Portfolio

International Small-Cap Portfolio

International Value Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Long/Short Large-Cap Portfolio

Main Street® Core Portfolio

Managed Bond Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Value Portfolio

Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Growth Portfolio

Pacific Dynamix – Moderate Growth Portfolio

Portfolio Optimization Aggressive-Growth Portfolio

Portfolio Optimization Conservative Portfolio

Portfolio Optimization Growth Portfolio

Portfolio Optimization Moderate Portfolio

Portfolio Optimization Moderate-Conservative Portfolio

Real Estate Portfolio

Short Duration Bond Portfolio

Small-Cap Equity Portfolio

Small-Cap Growth Portfolio

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Technology Portfolio

Value Advantage Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio – Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

VANECK VIP TRUST

VanEck VIP Global Hard Assets Fund Class S

YOUR GUIDE TO THIS PROSPECTUS

Terms Used in This Prospectus	4
Overview	7
Your Investment Options	16
Purchasing Your Contract	24
How to Apply for Your Contract	24
Making Your Investments ("Purchase Payments")	24
How Your Purchase Payments Are Allocated	25
Choosing Your Investment Options	25
Investing in Variable Investment Options	25
When Your Purchase Payment is Effective	26
Transfers and Market-timing Restrictions	26
Systematic Transfer Options	28
Charges, Fees and Deductions	29
Withdrawal Charge	29
Four Year Withdrawal Charge Option	30
Mortality and Expense Risk Charge	30
Administrative Fee	31
Annual Fee	31
Optional Rider Charges	31
Premium Taxes	33
Waivers and Reduced Charges	34
Fund Expenses	34
Annuitization	34
Selecting Your Annuitant	34
Annuitization	34
Choosing Your Annuity Date	34
Default Annuity Date and Options	35
Choosing Your Annuity Option	35
Your Annuity Payments	37
Death Benefits and Optional Death Benefit Riders	37
Death Benefits	37
Stepped-Up Death Benefit	40
Earnings Enhancement Death Benefit (EEDB)	41
Earnings Enhancement Guarantee (EEG)	42
Withdrawals	43
Optional Withdrawals	43
Tax Consequences of Withdrawals	45
Right to Cancel (“Free Look”)	45
Optional Living Benefit Riders	45
General Information	45
Enhanced Income Select (Single)	48
Enhanced Income Select (Joint)	52
CoreIncome Advantage 4 Select (Single)	57
CoreIncome Advantage 4 Select (Joint)	61
CoreIncome Advantage Select (Single)	64
CoreIncome Advantage Select (Joint)	67
Income Access Select	71
Guaranteed Protection Advantage 3 Select	74
Pacific Life and the Separate Account	76
Federal Tax Issues	77
Taxation of Annuities - General Provisions	77
Non-Qualified Contracts - General Rules	77
Impact of Federal Income Taxes	80
Taxes on Pacific Life	80
Qualified Contracts - General Rules	80
IRAs and Qualified Plans	83
Additional Information	85
Voting Rights	85
Changes to Your Contract	85
Changes to All Contracts	86
Inquiries and Submitting Forms and Requests	87
Telephone and Electronic Transactions	87
Electronic Information Consent	88
Timing of Payments and Transactions	88
Confirmations, Statements and Other Reports to Contract Owners	88
Cybersecurity	89
Distribution Arrangements	89
Service Arrangements	90
Replacement of Life Insurance or Annuities	90
State Considerations	90
Financial Statements	91
The General Account	91
General Information	91
DCA Plus Fixed Option	92
Contents of the Statement of Additional Information	94
Appendix A: Enhanced Income Select (Single and Joint) Sample Calculations	95
Appendix B: CoreIncome Advantage 4 Select (Single and Joint) Sample Calculations	105
Appendix C: CoreIncome Advantage Select (Single) Sample Calculations	113
Appendix D: CoreIncome Advantage Select (Joint) Sample Calculations	119
Appendix E: Income Access Select Sample Calculations	126
Appendix F: Guaranteed Protection Advantage 3 Select Sample Calculations	131
Appendix G: Death Benefit Amount and Stepped-Up Death Benefit Sample Calculations	133
Appendix H: Earnings Enhancement Death Benefit (EEDB) Sample Calculations	136
Appendix I: Earnings Enhancement Guarantee (EEG) Sample Calculations	139
Financial Highlights (Condensed Financial
Information) FH-1

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial advisor or call us at (800) 722-4448. Financial advisors may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $40.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. This fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – A registered open-end management investment company; collectively refers to AIM Variable Insurance Funds

(Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, and/or VanEck VIP Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

OVERVIEW

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state. See ADDITIONAL INFORMATION – State Considerations. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract (including any Riders and/or Endorsements) represents the contractual agreement between you and us. Any guarantees provided for under your Contract or through optional Riders are backed by Pacific Life’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial advisor or financial advisor’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial advisor whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and Pacific Life. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial advisor for a refund. The amount refunded may be more or less than the Purchase Payments you have made and the length of the Free Look period may vary, depending on the state where you signed your application, the type of Contract you purchased, and whether the Contract replaced another annuity contract or life insurance policy. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract or a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 days advance written notice.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your financial advisor to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial advisors make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

The purchase of an optional living benefit rider may limit the number of Investment Options that are otherwise available to you under the Contract while a rider is in effect. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

You can also choose any available fixed option that earns a guaranteed rate of interest that will never be less than the minimum guaranteed interest rate specified in your Contract.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Fidelity® VIP Government Money Market Portfolio Investment Option before the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Global Balanced Fund	American Funds IS Global Bond Fund	American Funds IS Global Growth Fund
American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	GE Investments Total Return Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy Funds VIP Energy
Lord Abbett International Core Equity Portfolio	MFS Total Return Series	MFS Utilities Series	Oppenheimer Global Fund/VA

Oppenheimer International Growth Fund/VA	Templeton Global Bond VIP Fund

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs are excluded from these limitations. Some restrictions may apply to transfers to or from any fixed option.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Purchase Payments that are less than 7 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

Four Year Withdrawal Charge Option

This option allows you to reduce the withdrawal charge schedule from 6 years to 4 years. You may only purchase this option at the time your application is completed. If you purchase this option you may only make subsequent Purchase Payments during your first Contract Year. If you take a loan, any loan repayments are not considered Purchase Payments and may be made after the first Contract Year. This option may not be available for certain Qualified Contracts. Please speak with your financial advisor prior to purchase.

The option charge is only deducted for the first 4 Contract Years and will be deducted even if no withdrawals are made during that period.

For more information about this option see CHARGES, FEES AND DEDUCTIONS – Four Year Withdrawal Charge Option.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

For more information about annuitization see ANNUITIZATION and for annuity options available under the Contract see ANNUITIZATION – Choosing Your Annuity Option – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own.

For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 days advance written notice. See the Subsequent Purchase Payments subsection for any of the optional living benefit riders in the OPTIONAL LIVING BENEFIT RIDERS section for additional information.

Stepped-Up Death Benefit

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to Annuitant's 81st birthday) adjusted for additional Purchase Payments and withdrawals. You may not purchase this Rider after the Contract Date.

For more information about the Stepped-Up Death Benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Stepped-Up Death Benefit.

Earnings Enhancement Death Benefit (EEDB)

This optional Rider may provide for an additional amount (EEDB Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death (first Annuitant for Non-Natural Owners) or the death of an Owner who is also an Annuitant. You may buy this Rider when you buy your Contract or within 60 days after the Contract Date. If you buy this Rider within 60 days after the Contract Date, we will make the Rider effective date coincide with that Contract Date.

For more information about EEDB see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Death Benefit (EEDB).

Earnings Enhancement Guarantee (EEG)

This optional Rider may provide for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy EEG on the Contract Date or on the first Contract Anniversary.

If you buy EEG within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the EEG effective date coincide with that Contract Date or Contract Anniversary.

The Earnings Enhancement Guarantee (EEG), EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE), GEE Amount, and GEE Charge, respectively, in the Rider attached to your Contract.

For more information about EEG see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Guarantee (EEG).

Optional Living Benefit Riders

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage 4 Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

• Income Access Select

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), and what age lifetime withdrawals may begin, if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit rider focuses on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one-time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

Additional Information Applicable to Optional Living Benefit Riders

You can find more information about the costs associated with the optional riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section. You can find complete information about each optional rider and its key features and benefits in the OPTIONAL LIVING BENEFIT RIDERS section.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Work with your financial advisor to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)1

“Age” of Payment in Years:	1	2	3	4	5	6	7 or more
Withdrawal Charge Percentage:	7%	7%	6%	5%	3%	1%	0%

• Maximum Withdrawal Charge with Four Year Withdrawal Charge Option (as a percentage of Purchase Payments withdrawn)1

“Age” of Payment in Years:	1	2	3	4	5 or more
Withdrawal Charge Percentage:	7%	7%	6%	5%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[2]	$40.00

Separate Account A Annual Expenses (as a percentage of the average daily Variable Account Value3):

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option	With Stepped-Up Death Benefit Rider Only	With Four Year Withdrawal Charge Option Only	With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
• Mortality and Expense Risk Charge[4]	0.95%	0.95%	0.95%	0.95%
• Administrative Fee[4]	0.15%	0.15%	0.15%	0.15%
• Stepped-Up Death Benefit Rider Charge[4,5]	N/A	0.20%	N/A	0.20%
• Four Year Withdrawal Charge Option[4,6]	N/A	N/A	0.35%	0.35%
• Total Separate Account A Annual Expenses	1.10%	1.30%	1.45%	1.65%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans):

• Loan Interest Rate (net)[7]	2.00%

Optional Rider8 Annual Expenses:

Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit[9]
Enhanced Income Select Charge (Single)	2.25%
Enhanced Income Select Charge (Joint)	2.75%
CoreIncome Advantage 4 Select Charge (Single)	1.00%
CoreIncome Advantage 4 Select Charge (Joint)	1.50%
CoreIncome Advantage Select Charge (Single)	2.00%
CoreIncome Advantage Select Charge (Joint)	2.50%
Income Access Select Charge	2.75%
Guaranteed Minimum Accumulation Benefit[10]
Guaranteed Protection Advantage 3 Select Charge	2.25%

Current Charge Percentage	Maximum Charge Percentage

Optional Death Benefit[11]
Earnings Enhancement Death Benefit (EEDB) Charge[12]	0.25%	0.25%
Earnings Enhancement Guarantee (EEG) Charge[13]	0.25%	0.25%

1 The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND DEDUCTIONS and see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

3  The Variable Account Value is the value of your Variable Investment Options on any Business Day.

4 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

5 If you buy an optional death benefit rider, we will add this charge to the Mortality and Expense Risk Charge until, and including, your Annuity Date.

6 If you buy this option, the charge is added to the Mortality and Expense Risk Charge. The charge is only deducted for the first 4 Contract Years and will be deducted even if no withdrawals are made during that period. If you annuitize your Contract during the first 4 Contract Years, the charge will stop on your Annuity Date (the charge will be assessed on the Annuity Date then discontinue thereafter).

7  If we process a loan on your Contract, we will charge you a gross interest rate of 5% on your outstanding principal amount. We will credit you the amount of 3% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

8 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

9 If you buy a guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

10 If you buy a guaranteed minimum accumulation benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Guaranteed Protection Amount and/or due to changes in the annual charge percentage applied. Your Guaranteed Protection Amount may increase due to additional Purchase Payments made the first year of a Term, decrease due to withdrawals or also change due to Step-Ups. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges.

11 Only one EEDB or EEG may be owned or in effect at the same time.

12  If you buy EEDB, the annual charge is equal to the current charge percentage multiplied by the Contract Value, deducted on an annual basis. We deduct this charge proportionately from your Variable Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if EEDB is in effect on that date. If EEDB terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Mortality and Expense Risk Charge – Earnings Enhancement Death Benefit (EEDB) Charge.

13 If you buy EEG, the annual charge is equal to the current charge percentage multiplied by the Contract Value, deducted on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if EEG is in effect on that date. See CHARGES, FEES AND DEDUCTIONS – Mortality and Expense Risk Charge – Earnings Enhancement Guarantee (EEG) Charge.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2015, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	12.22%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	3.26%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2015. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination and the Four Year Withdrawal Charge Option for all periods reflected below. The optional Riders included are Stepped-Up Death Benefit, Earnings Enhancement Death Benefit, Income Access Select and Guaranteed Protection Advantage 3 Select. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2015. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$2,484	$5,546	$7,717	$11,731
Minimum	$810	$1,097	$1,045	$2,077

• If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$2,484	$5,006	$7,525	$11,731
Minimum	$810	$557	$958	$2,077

• If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$1,854	$5,006	$7,525	$11,731
Minimum	$180	$557	$958	$2,077

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial advisor to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER
Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund Series II	Both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund Series II	Total return through growth of capital and current income.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
American Funds IS Asset Allocation FundSM Class 4	Provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds IS Blue Chip Income and Growth FundSM Class 4	Provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds IS Bond FundSM Class 4	Provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds IS Capital Income Builder® Class 4

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. Secondary objective is to provide you with growth of capital.

Capital Research and Management CompanySM
American Funds IS Global Balanced FundSM Class 4	Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	Capital Research and Management CompanySM

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
American Funds IS Global Bond FundSM Class 4	Provide you, over the long term, with a high level of total return consistent with prudent investment management.	Capital Research and Management CompanySM
American Funds IS Global Growth and Income FundSM Class 4	Provide you with long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds IS Global Growth FundSM Class 4	Provide you with long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Global Small Capitalization FundSM Class 4	Provide you with long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth FundSM Class 4	Provide you with growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income FundSM Class 4	Provide long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds IS High-Income Bond FundSM Class 4	Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds IS International FundSM Class 4	Provide you with long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS International Growth and Income FundSM Class 4	Provide you with long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds IS Managed Risk Asset Allocation FundSM Class P2	Provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management CompanySM
American Funds IS New World Fund® Class 4	Provide you with long-term capital appreciation.	Capital Research and Management CompanySM
American Funds IS U.S. Government/AAA-Rated Securities FundSM Class 4	Provide you with a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC	INVESTMENT GOAL	MANAGER
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock iShares® Alternative Strategies V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Allocation V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Fixed Income V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Equity Appreciation V.I. Fund Class I	Seeks to provide growth of capital.	BlackRock Advisors, LLC

FIDELITY ® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP FundsManager® 60% Portfolio Service Class 2	Seeks high total return.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Government Money Market Portfolio Service Class (formerly called Fidelity® VIP Money Market Portfolio)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Co., Inc.

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
First Trust Dorsey Wright Tactical Core Portfolio Class I	Seeks to provide total return.	First Trust Advisors L.P.
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.
First Trust Multi Income Allocation Portfolio Class I	Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER
Franklin Founding Funds Allocation VIP Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Templeton Services, LLC serves as the fund’s administrator.
Franklin Income VIP Fund Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Advisory Services, LLC
Templeton Global Bond VIP Fund Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	MANAGER
GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS	INVESTMENT GOAL	MANAGER
Ivy Funds VIP Asset Strategy	Seeks to provide total return.	Waddell & Reed Investment Management Company
Ivy Funds VIP Energy	Seeks to provide capital growth and appreciation.	Waddell & Reed Investment Management Company

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER
Janus Aspen Series Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Aspen Series Flexible Bond Portfolio Service Shares	Maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

JPMORGAN INSURANCE TRUST	INVESTMENT GOAL	MANAGER
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	Seeks to maximize long-term total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Income Builder Portfolio Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management Inc.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC
Lord Abbett International Core Equity Portfolio Class VC	Seeks long-term capital appreciation.	Lord, Abbett & Co., LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	MANAGER
Neuberger Berman AMT Absolute Return Multi-Manager Portfolio Class S	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Management LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.
Oppenheimer International Growth Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Absolute Return Portfolio	Seeks to provide total return.	BlueBay Asset Management LLP
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management
Currency Strategies Portfolio	Seeks to provide total return.	UBS Asset Management (Americas) Inc. & Macro Currency Group
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Alternatives Portfolio	Seeks to provide total return.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income	Eaton Vance Investment Managers
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

J.P. Morgan Investment Management Inc.
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
PIMCO All Asset All Authority Portfolio – Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company, LLC
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company, LLC

VANECK VIP TRUST	INVESTMENT GOAL	MANAGER
VanEck VIP Global Hard Assets Fund Class S	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

The Investment Adviser

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

Fidelity Management & Research Co., Inc. is the investment adviser for the Fidelity® Variable Insurance Products Funds.

First Trust Advisors L.P. is the investment advisor for the First Trust Variable Insurance Trust.

Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends VIP Fund. Franklin Templeton Services, LLC is the fund administrator for the Franklin Founding Funds Allocation VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Global Discovery VIP Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund. These Portfolios are part of the Franklin Templeton Variable Insurance Products Trust.

GE Asset Management Incorporated is the investment adviser for the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Asset Management Limited is the sub-adviser of Invesco V.I. Global Real Estate Fund.

Waddell & Reed Investment Management Company is the investment adviser of the Ivy Funds Variable Insurance Portfolios.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

J.P. Morgan Investment Management Inc. is the investment adviser to JPMorgan Insurance Trust and oversees the management of the JPMorgan Insurance Trust Portfolios.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser for the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

Neuberger Berman Management, LLC is the investment adviser of the Neuberger Berman Advisers Management Trust.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages certain Pacific Select Fund Portfolios under that name.

Pacific Investment Management Company LLC is the investment adviser for the PIMCO Variable Insurance Trust.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial advisor to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Call your financial advisor or call us at (800) 722-4448 if you are interested in this option. Financial advisors may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners/Annuitants and Contingent Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we are not notified of the death and we issue the Contract, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. Depending on the state where your application was signed, plan type, and whether the Contract was funded as a replacement, the refund amount may be more or less than the initial Purchase Payment received, or any other Purchase Payment we received in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refund may subject the refunded assets to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract or a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions. Contracts issued in certain states may limit additional Purchase Payments.

If you purchase the Four Year Withdrawal Charge Option, you may only make subsequent Purchase Payments during your first Contract Year.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

•  cash,

•  credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

•  eChecks,

•  cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If you make Purchase Payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.pacificlife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the day we issue your Contract. Any additional Purchase Payment is effective on the day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Global Balanced Fund	American Funds IS Global Bond Fund	American Funds IS Global Growth Fund
American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	GE Investments Total Return Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy Funds VIP Energy
Lord Abbett International Core Equity Portfolio	MFS Total Return Series	MFS Utilities Series	Oppenheimer Global Fund/VA
Oppenheimer International Growth Fund/VA	Templeton Global Bond VIP Fund

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or approved corporate owned life insurance policy rebalancing programs are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your financial advisor via telephone. If you (or your financial advisor) request a transfer via telephone that exceeds the above limitations, we will notify you (or your financial advisor) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial advisor or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial advisor acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same day are considered 1 exchange. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Fidelity® VIP Government Money Market Subaccount to one or more Variable Investment Options (other than the Fidelity® VIP Government Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 60 days or longer. See ADDITIONAL INFORMATION – State Considerations.

The nursing home waiver applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 days after the Owner or Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner or Annuitant entered, and

• a bill from the nursing home which shows that the Owner or Annuitant met the 60 day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	7%
2	7%
3	6%
4	5%
5	3%
6	1%
7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $318 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 6% = $318).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Four Year Withdrawal Charge Option

This option allows you to reduce the withdrawal charge schedule referenced above from 6 years to 4 years. You may only purchase this option at the time your application is completed. If you purchase this option you may only make subsequent Purchase Payments during your first Contract Year. This option may not be available for certain Qualified Contracts. Please speak with your financial advisor prior to purchase.

The charge is only deducted for the first 4 Contract Years and will be deducted even if no withdrawals are made during that period. If you annuitize your Contract during the first 4 Contract Years, the charge will stop on your Annuity Date (the charge will be assessed on the Annuity Date then discontinue thereafter). This option may not otherwise be cancelled.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 0.95% of each Subaccount’s assets.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The base Risk Charge will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider and/or Four Year Withdrawal Charge Option is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit. The total Risk Charge annual rate will be 1.15% if the Stepped-Up Death Benefit is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

We increase your Risk Charge by an annual rate equal to 0.35% of each Subaccount’s assets if you purchase the Four Year Withdrawal Charge Option. The total Risk Charge annual rate will be 1.30% if the option is purchased. Any increase in your Risk Charge for this option will not continue after the first 4 Contract Years. On your 4th Contract Anniversary when the Four Year Withdrawal Charge Option ends, there will be a one time transfer of your Variable Account Value to reflect the 0.35% reduction in the Risk Charge. Your Variable Account Value and your Variable Investment Options will not change as a result of this transfer, and the transfer will not count towards your transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

The total Risk Charge if both the Stepped-Up Death Benefit and the Four Year Withdrawal Charge Option are purchased is 1.50%.

Earnings Enhancement Death Benefit (EEDB) Charge

If you purchase EEDB, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. The charge for this Rider is 0.25% which is multiplied by the Contract Value and deducted on an annual basis. The charge is deducted in arrears each Contract Anniversary following the date you purchase this Rider and when you make a full withdrawal, if this Rider is in effect on that date.

If this Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary.

If this Rider terminates prior to a Contract Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day the Rider terminates.

If this Rider terminates when a death benefit becomes payable under the Contract, the annual charge will be prorated to the date of death. Any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death; the difference between the annual charge and the prorated amount will be added to the Contract Value on the Notice Date.

We will waive the annual charge if the Rider terminates upon full annuitization of your Contract or if your Contract Value is zero.

This Rider can be purchased with, if available, the optional Stepped-Up Death Benefit.

Earnings Enhancement Guarantee (EEG) Charge

If you purchase EEG, we will deduct an annual charge from your Investment Options on a proportionate basis. The charge for EEG is 0.25% which is multiplied by the Contract Value and deducted on an annual basis. The charge is deducted in arrears each Contract Anniversary following the date you purchase EEG and when you make a full withdrawal, if EEG is in effect on that date.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $40.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Rider Charges

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options, excluding the DCA Plus Fixed Option, on a proportionate basis. The applicable maximum annual charge percentage is based on the 10-Year

Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Advisor or contact us directly for the current annual charge percentage in effect for a particular rider.

	Maximum Annual Charge Percentage Under the Rider
Rider Name	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
Enhanced Income Select (Single)[1]	2.25%	2.00%	1.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select (Joint)[1]	2.75%	2.50%	2.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select (Single)	1.00%	0.75%	0.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select (Joint)	1.50%	1.25%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
Income Access Select	2.75%	2.25%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
GPA 3 Select	2.25%	2.00%	1.75%	Guaranteed Protection Amount[2]	Quarterly Rider Anniversary

1 Enhanced Income Select Riders. If there is a rider price increase, you can elect to opt out of the most recent price increase if the election is made within sixty (60) days after your Contract Anniversary date. Such an election will result in a reduction or termination of certain features and benefits under the riders. You can find complete information on this opt out in the Opt-Out – Rider Price Changes subsection for the Enhanced Income Select Riders. See OPTIONAL LIVING BENEFIT RIDERS.

2  Protected Payment Base or Guaranteed Protection Amount are defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual rider charge percentage. However, the maximum fee percentages in the table provided in your rider will not change as long as your rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the rider annual charge will no longer be deducted. In addition, we will waive the rider charge for the quarter in which full annuitization of the Contract occurs and the rider annual charge will no longer be deducted.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit and the Four Year Withdrawal Charge Option charge information.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof ) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. If you do not have Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not impact any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect optional Rider benefits. Work with your financial advisor prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

• the net amount from a fixed option will be converted into fixed annuity payments, and

• the net amount from your Variable Account Value will be converted into variable annuity payments directed to the Subaccounts proportionate to your Account Value in each.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options see OPTIONAL LIVING BENEFIT RIDERS.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4. Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) x 3% = $141). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•  the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of the sole surviving Annuitant’s death or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

•  Owner,

•  Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amount

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX G: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

If there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable (unless owned by a Non-Natural Owner). The designated sole Annuitant will then be the first living person in the following order:

• a surviving Joint Annuitant, or

• a surviving Contingent Annuitant.

Death of Owner

The amount of the death benefit will be the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section if:

• a Contract Owner who is an Annuitant dies before the Annuity Date, or

• a Contract Owner, who is not an Annuitant, and the Annuitant die simultaneously.

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first Annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under IRS regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the 5th anniversary of the Annuitant’s death falls (the “five-year rule”), and is only available on Contracts where the Annuitant dies before their RMDs have begun.

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects not to do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy. If the surviving spouse elects to defer the commencement of required distributions beyond the 1st anniversary of the Annuitant’s death, the surviving spouse may defer required distributions until the later of:

• December 31 of the year following the year the Annuitant died, or

• December 31 of the year in which the deceased Annuitant would have turned 70½.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Stepped-Up Death Benefit

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and less an adjusted amount for each withdrawal.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

How the Rider Works

If you purchase this Rider at the time your application is completed, upon the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners), or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant (first Annuitant for Non-Natural Owners), or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before the withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX G: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract,

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB )

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the Oldest Annuitant as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 days after the Contract Date. If you purchase the Rider within 60 days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death (first Annuitant for Non-Natural Owners) or the death of an Owner who is also an Annuitant.

The EEDB Amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Annuitant was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

• 25% of Earnings

For purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as follows (a) or (b) below:

(a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

• the Initial Purchase Payment, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments.

(b) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

• the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in paragraph (a) above, plus

• any additional Purchase Payments added to the Contract since the Continuation Date, minus

• the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”). If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See APPENDIX H: EARNINGS ENHANCEMENT DEATH BENFIT (EEDB) SAMPLE CALCULATIONS.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date a death benefit becomes payable under the Contract (the Notice Date),

• the date the Contract is terminated in accordance with the provisions of the Contract,

• the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

• the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Guarantee (EEG)

This optional rider may provide for an additional amount based on Earnings (EEG amount) to be included in the death benefit proceeds when such proceeds become payable. The EEG amount is a percentage of Earnings based on the age of the Oldest Annuitant as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or on the first Contract Anniversary. If you buy this Rider within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the Rider Effective Date coincide with that Contract Date or Contract Anniversary. EEG is also called the Guaranteed Earnings Enhancement (GEE) and the EEG Amount is called the GEE Amount in the Rider attached to your Contract.

You may purchase this Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or the first death of an Owner who is also an Annuitant (first Annuitant for Non-Natural Owners).

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Rider Effective Date, the EEG amount is equal to the lesser of:

• 40% of Earnings, or

• 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Rider Effective Date, the EEG Amount is equal to the lesser of:

• 25% of Earnings, or

• 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

• the Initial Purchase Payments, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

• the Contract Value on the Effective Date, plus

• any additional Purchase Payments added since the Rider Effective Date, minus

• the amount that each withdrawal taken after the Rider Effective Date exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Rider Effective Date, then from Purchase Payments in the order that they were received.

See APPENDIX I: EARNINGS ENHANCEMENT GUARANTEE (EEG) SAMPLE CALCULATIONS.

Spousal Continuation

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any optional riders that you may own.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract,

• the date the Contract is continued via the spousal continuation provision under the Contract and the Surviving Spouse is over the age of 75 on the date of death,

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions.

See THE GENERAL ACCOUNT.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own optional Riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a Rider, may result in adverse consequences such as a reduction in Rider benefits or the failure to receive lifetime withdrawals under the Rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 7 years (less than 5 years if you purchased the Four Year Withdrawal Charge Option), plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 7 years or more (5 years or more if you purchased the Four Year Withdrawal Charge Option). Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Plans are included within the calculations. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

• severance from employment,

•  death,

•  disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them In Proper Form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial advisor if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage 4 Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

• Income Access Select

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), and what age lifetime withdrawals may begin, if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit rider focuses on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one-time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

You can find complete information about each optional rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional Riders based upon the client’s age or other factors. You should work with your financial advisor to decide whether an optional Rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Work with your financial advisor to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to the Investment Options listed below.

Currently, the allowable Investment Options are as follows:

Allowable Investment Options
American Funds IS Asset Allocation Fund	Invesco V.I. Balanced-Risk Allocation Fund
American Funds IS Managed Risk Asset Allocation Fund	Janus Aspen Series Balanced Portfolio
BlackRock Global Allocation V.I. Fund	MFS Total Return Series

DFA Balanced Allocation Portfolio	Pacific Dynamix – Conservative Growth Portfolio
Fidelity® VIP FundsManager 60% Portfolio	Pacific Dynamix – Moderate Growth Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Conservative Portfolio Portfolio Optimization Moderate-Conservative Portfolio
GE Investments Total Return Fund	Portfolio Optimization Moderate Portfolio

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Income Access Select	Enhanced Income Select (Single) or (Joint) CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary.
Enhanced Income Select (Single)	Enhanced Income Select (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary.
Enhanced Income Select (Joint)	Enhanced Income Select (Single) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary.

FROM	TO	WHEN
CoreIncome Advantage 4 Select (Single)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Joint)	On any Contract Anniversary.
CoreIncome Advantage 4 Select (Joint)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single)	On any Contract Anniversary.
CoreIncome Advantage Select (Single)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary.
CoreIncome Advantage Select (Joint)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount, Enhanced Income Amount and Remaining Protected Balance that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Enhanced Income Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX A for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%	3.00%
65 to 69	7.10%
70 to 74	7.50%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase. The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider– Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

•  the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage - When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the youngest Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of all Designated Lives eligible for lifetime benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the youngest Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX A for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.10%	3.00%
65 to 69	6.60%
70 to 74	7.00%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the youngest Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Enhanced Income Amount until the Contract Value is reduced to zero (0) and then receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If the Contract Value is equal to zero (0) when the Owner dies, the Surviving Spouse will receive the

Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If no withdrawals have occurred since the Rider Effective Date and the Contract Value is greater than zero (0), the Enhanced Income Percentage and corresponding Enhanced Income Amount will be based on the age when the Surviving Spouse takes a withdrawal. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• the date of death of the first Designated Life eligible for lifetime benefits, if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 4 Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX B for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 4 Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

•  the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX B for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this

Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX C for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

•  the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 4.5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65, the Protected Payment Amount will equal 4.5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is 4.5% of the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX D for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Select

(This Rider is called the Guaranteed Withdrawal Benefit XIII Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the age of each Owner and Annuitant is 85 years or younger,

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• The Remaining Protected Balance as of that day.

The Protected Payment Amount will be reset on each Contract Anniversary to 7% of the Protected Payment Base computed on that date. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero or until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and the Protected Payment Amount.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX E for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Depletion of Contract Value

If the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount immediately prior to that withdrawal, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit (amount will be zero).

If the Contract Value is reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the day the Remaining Protected Balance is reduced to zero,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 Select

(This Rider is called the Guaranteed Minimum Accumulation Benefit Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Guaranteed Protection Amount is $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

• the age of any Owner and Annuitant on the date of purchase is the lesser of:

• 85 years or younger, or

• at least 10 years younger than the maximum annuitization age specified in your Contract,

• the Rider Effective Date is at least 10 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, or a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•  the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2015, we had $483.8 billion of individual life insurance in force and total admitted assets of approximately $113 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Beginning in 2013, any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to either a married person with 3 exemptions or your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial advisors may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial advisor or by calling our Contract Owner number at (800) 722-4448. Financial advisors can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 days after the partial 1035 exchange. Any distribution taken during the 180 days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 39.6% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70½. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70½, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70½.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Regulations (Treas. Reg. Sec. 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable Regulations thereunder.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70½, and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70½ and who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 70½. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

• the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners, including Joint Owners, must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular optional living benefit rider. Work with your financial advisor prior to making any ownership changes.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their portfolios, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

• permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

• add, remove or combine Variable Accounts;

• combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Variable Account under the 1940 Act;

• operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Variable Account under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Financial advisors may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, 4th Floor, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial advisor have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial advisor or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions.

We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, annual statements, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify us promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following business day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

You will also be sent an annual report for the Separate Account and the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial advisors. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial advisors and other employees, payments for travel expenses, including lodging, incurred by financial advisors and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial advisors of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial advisor market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial advisor or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial advisor about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. pay us for each Oppenheimer Variable Account Funds portfolio (Service Shares) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts. Waddell & Reed, Inc. pays us for each Ivy Funds Variable Insurance Portfolio held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of California, the nursing home waiver of withdrawal charges does not apply.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

Financial Statements

Pacific Life’s financial statements are contained in the Statement of Additional Information. The financial statements of Separate Account A are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any:

• transfers, including transfers to the Loan Account,

• withdrawals, including any applicable withdrawal charges,

• amounts applied to provide an annuity,

• annual fees,

• charges for premium taxes and/or other taxes, and

• proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

You can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

Variable Annuity Payment Amounts

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

Corresponding Dates

Age and Sex of Annuitant

Systematic Transfer Programs

Pre-Authorized Withdrawals

More on Federal Tax Issues

Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Journey Select SAI without charge by calling us at (800) 722-4448 or you can visit our website at www.pacificlife.com to download a copy. Financial advisors may call us at (800) 722-2333.

APPENDIX A:

ENHANCED INCOME SELECT (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Enhanced Income Percentages or the current Guaranteed Lifetime Income Percentage.

The examples apply to Enhanced Income Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Enhanced Income Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
12/15/2014	$1,875			$100,000	$0
01/01/2015			$8,000
03/15/2015	$2,000			$100,000	$0

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2015 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2015 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2015. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
04/01/2014		$2,000		$100,000	$1,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
11/15/2014		$4,000		$96,900	$0

On 3/15/14 there was an RMD Withdrawal of $1,875 and on 4/1/14 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/13 through 4/30/14) did not exceed the Enhanced Income Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/14, the Enhanced Income Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/14, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to a Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 5% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 6% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 7% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$5,000	$99,000	$100,000	$5,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$5,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$6,120
3	$6,120	$96,909	$102,000	$6,120
4	$6,120	$97,816	$102,000	$6,120
5	$6,120	$99,691	$102,000	$6,120
6	$6,120	$98,648	$102,000	$6,120
Year 7 Contract Anniversary	(Before Automatic Reset	$105,000	$102,000	$6,120
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$7,350
8	$7,350	$97,650	$105,000	$7,350
9	$7,350	$96,875	$105,000	$7,350
10	$7,350	$94,078	$105,000	$7,350
11	$7,350	$98,805	$105,000	$7,350
12	$7,350	$95,478	$105,000	$7,350
13	$7,350	$92,096	$105,000	$7,350
14	$7,350	$88,660	$105,000	$7,350
15	$7,350	$89,168	$105,000	$7,350
16	$7,350	$91,619	$105,000	$7,350
17	$7,350	$92,013	$105,000	$7,350
18	$7,350	$91,349	$105,000	$7,350
19	$7,350	$89,626	$105,000	$7,350
20	$7,350	$86,844	$105,000	$7,350
21	$7,350	$82,002	$105,000	$7,350
22	$7,350	$80,099	$105,000	$7,350

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,120 (6% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $7,350 (7% of the Protected Payment Base).

Example #8 – Lifetime Income.

This example applies to Enhanced Income Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Example #9 – Lifetime Income.

This example applies to Enhanced Income Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Surviving Spouse dies during Contract Year 26 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the surviving Designated Life.

APPENDIX B:

COREINCOME ADVANTAGE 4 SELECT (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to CoreIncome Advantage 4 Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #8 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse dies during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
Activity (Death of first Designated Life) 14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX C:

COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX D:

COREINCOME ADVANTAGE SELECT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$4,315
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$9,315
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$9,742

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315
(4.5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $9,742 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$183,940	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$183,940	$8,277
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$8,640

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 - $9,315 = $20,685.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $20,685 ÷ ($195,000 - $9,315) = 0.1114 or 11.14%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 - ($207,000 × 11.14%) = $183,940.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4.5% and then subtracting all of the withdrawals made during that Contract Year:
(4.5% × $207,000) - $30,000 = -$20,685 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,225 (4.5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
04/01/2007		$2,000		$100,000	$625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
11/15/2007		$4,000		$96,360	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount Protected Payment Amount; $4,000 - $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 - $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base x (1- ratio); $100,000 x (1- 3.64%); $100,000 x 96.36% = $96,360).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$5,099	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX E:

INCOME ACCESS SELECT

SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment is equal to $8,400 (7% of the Protected Payment Base after the Purchase Payment).

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$0	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$0	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% x Protected Payment Base; 7% x $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal – amount Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0, but at the Beginning of Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$99,140	$0	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 - $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount reduced by withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – (Protected Payment Amount – withdrawals already taken); $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 – 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

APPENDIX F:

GUARANTEED PROTECTION ADVANTAGE 3 SELECT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 ÷ $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 × 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX G:

DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Return of Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Return of Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Return of Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Return of Purchase Payment amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the ratio is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $95,000 (Return of Purchase Payment amount prior to the withdrawal × (1 – ratio); $125,000 × (1 – 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Return of Purchase Payment amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the ratio is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $83,629 (Return of Purchase Payment prior to the withdrawal × (1 – ratio); $95,000 × (1 – 11.97%); $95,000 × 88.03% = $83,629).

During Contract Year 14, death occurs. The Death Benefit Amount will be the Return of Purchase Payments reduced by an amount for each withdrawal ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Return of Purchase Payment (reduced by an amount for withdrawals) of $95,000.

Stepped-Up Death Benefit

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Return of Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Return of Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Return of Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the ratio is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $95,000 (Return of Purchase Payment amount prior to the withdrawal × (1 – ratio); $125,000 × (1 – 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 – ratio); $142,647 × (1 – 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Return of Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,000).

APPENDIX H:

EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• A withdrawal of $20,000 is taken during Contract Year 7.

• A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings [1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
6			$137,303	$17,303	$120,000	-	$6,921	$4,326
7			$141,422	$21,422	$120,000	-	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	-	$1,837	$1,148
8			$125,516	$5,516	$120,000	-	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330		$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330		$3,212	$2,008

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEDB amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death of the Annuitant occurs. The EEDB amount added to the death benefit is based on the age of the oldest Annuitant on the Rider Effective Date and the Earnings in the Contract on the date of death.

Assuming the oldest Annuitant was 69 or younger on the Rider Effective Date, the EEDB amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 x 40% = $3,212).

Assuming the oldest Annuitant was 70 to 75 on the Rider Effective Date, the EEDB amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 x 25% = $2,008).

Spousal Continuation

The values shown below are based on the following assumptions:

• The Surviving Spouse is under age 75 and elected to continue the Contract and Rider. If the Surviving Spouse was over the age of 75, the Surviving Spouse would not be able to continue the Rider and the Rider charges and benefits would no longer be applied.

• The EEDB amount applied to the death benefit proceeds was 40% of Earnings.

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings [1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$0		$129,572	$0	$129,572	-	$0	$0
2			$133,459	$3,887	$129,572	-	$1,555	$972
3			$137,463	$7,891	$129,572	-	$3,156	$1,973
Activity	$20,000		$160,212	$10,640	$149,572	-	$4,256	$2,660
4			$161,814	$12,242	$149,572	-	$4,897	$3,061
5			$166,668	$17,096	$149,572	-	$6,838	$4,274
6			$171,668	$22,096	$149,572	-	$8,838	$5,524
7			$176,818	$27,246	$149,572	-	$10,898	$6,812
Activity		$20,000	$160,354	$10,782	$149,572	-	$4,313	$2,696
8			$161,958	$12,386	$149,572	-	$4,954	$3,096
Activity		$20,000	$145,197	$0	$145,197	$4,375	$0	$0
9			$146,649	$1,452	$145,197		$581	$363
Death at the beginning of year 10			$151,049	$5,852	$145,197		$2,341	$1,463

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death of the Surviving Spouse less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the Surviving Spouse was age 69 or younger when death benefit proceeds are payable under the Contract.

3 25% EEDB amount is applicable if the Surviving Spouse was age 70 to 75 when the death benefit proceeds are payable under the Contract.

Since the Surviving Spouse elected to continue the Contract and Rider, the Contract Value, Remaining Purchase Payments and Earnings need to be adjusted. The following calculations would be completed to continue the Rider:

• Contract Value – would be set to equal the death benefit proceeds plus any EEDB amount that would have been added to the death benefit proceeds. Assuming the death benefit proceeds were the Contract Value on the date of death the death benefit proceeds would have been $126,360 plus the EEDB amount of $3,212 (40% of Earnings); $126,360 + $3,212 = $129,572.

• Remaining Purchase Payments – would be reset to the greater of the Contract Value on the Continuation Date ($129,572) or the Remaining Purchase Payments immediately prior to the death of the Owner ($118,330); Remaining Purchase Payments would be reset to $129,572 since the Contract Value on the Continuation Date is greater.

• Earnings – will be zero since the Contract was just continued by the Surviving Spouse.

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $149,572 ($129,572 + $20,000 = $149,572). The Contract Value increased to $160,212.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $10,782. The $10,782 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($160,354 - $149,572 = $10,782). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $20,000 was made. Assuming the Earnings at the time of the withdrawal were $15,625, the withdrawal exceeds the Earnings. Since the $20,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $4,375 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($20,000 - $15,625 = $4,375). The Earnings will be reduced to zero.

During Contract Year 10 death of the Surviving Spouse occurs. The EEDB amount added to the death benefit is based on the age of the Surviving Spouse on the Continuation Date and the Earnings in the Contract.

Assuming the Surviving Spouse was 69 or younger on the Continuation Date, the EEDB amount added to the death benefit would be $2,341. $2,341 represents 40% of the Earnings ($5,852 x 40% = $2,341).

Assuming the Surviving Spouse was 70 to 75 on the Continuation Date, the EEDB amount added to the death benefit would be $1,463. $1,463 represents 25% of the Earnings ($5,852 x 25% = $1,463).

APPENDIX I:

EARNINGS ENHANCEMENT GUARANTEE (EEG) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• A withdrawal of $20,000 is taken during Contract Year 7.

• A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings [1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEG [2]	25% EEG [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
6			$137,303	$17,303	$120,000	-	$6,921	$4,326
7			$141,422	$21,422	$120,000	-	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	-	$1,837	$1,148
8			$125,516	$5,516	$120,000	-	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330		$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330		$3,212	$2,008
Surviving Spouse Continues Contract (40% of EEG Paid and added to Contract Value)			$129,572	$11,242	$118,330		$4,972	$2,008

1For Rider purposes, Earnings are equal to the Contract Value less Remaining Purchase Payments.

2 40% EEG amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEG amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death occurs. The EEG amount added to the death benefit is based on the age of the oldest Annuitant on the Rider Effective Date and the lesser of the Earnings and Remaining Purchase Payments adjusted for withdrawals.

Assuming the oldest Annuitant was 69 or younger on the Rider Effective Date, the EEG amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 x 40% = $3,212) which is less than 40% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 x 40% = $47,332).

Assuming the oldest Annuitant was 70 to 75 on the Rider Effective Date, the EEG amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 x 25% = $2,008) which is less than 25% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 x 25% = $29,583).

Spousal Continuation

If a Surviving Spouse is 75 years of age or younger on the date of death, the Surviving Spouse may elect to continue the EEG rider. Prior to continuation of the Contract, any EEG amount owed would be added to the Contract Value. Using the table above (Death at the beginning of year 10), if 40% of the EEG amount was owed, then $3,212 would be added to the Contract Value. This will increase the Contract Value to $129,572 (see last row of table above) and the Earnings to $11,242 ($129,572 - $118,330). Finally, the new EEG amount (40% or 25% based on the age of the Surviving Spouse when the Contract is continued) is recalculated based on the new Earnings amount ($11,242) as outlined in the table above.

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2015.

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Absolute Return[1]
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Comstock
2015	$15.04	$13.98	27,516	$14.93	$13.85	7,524	$14.85	$13.75	4,766	$14.74	$13.63	453
2014	$13.93	$15.04	15,642	$13.86	$14.93	6,887	$13.81	$14.85	4,551	$13.64	$14.74	469
2013	$10.39	$13.93	10,463	$10.72	$13.86	4,555	$10.33	$13.81	602	N/A	N/A	N/A
2012	$8.86	$10.39	3,812	N/A	N/A	N/A	$9.87	$10.33	114	N/A	N/A	N/A
11/16/2011-12/31/2011	$8.66	$8.86	4,117	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Income
6/24/2015-12/31/2015	$9.86	$9.65	42,842	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Currency Strategies
2015	$10.36	$10.39	9,329	$10.31	$10.32	6,639	$10.28	$10.27	4,786
2014	$10.11	$10.36	7,612	$9.73	$10.31	3,878	$9.81	$10.28	3,389	N/A	N/A	N/A
03/05/2013-12/31/2013	$10.22	$10.11	4,137	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Diversified Alternatives[1]
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Diversified Bond
2015	$11.48	$11.47	131,145	$11.39	$11.36	53,288	$11.33	$11.28	3,675	$11.41	$11.18	7,366
2014	$10.77	$11.48	79,395	$10.72	$11.39	10,143	$10.67	$11.33	10,873	N/A	N/A	N/A
2013	$11.02	$10.77	31,679	$11.01	$10.72	5,674	$10.96	$10.67	9,358	N/A	N/A	N/A
2012	$10.28	$11.02	5,157	N/A	N/A	N/A	$10.47	$10.96	9,358	N/A	N/A	N/A
10/31/2011-12/31/2011	$10.26	$10.28	487	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dividend Growth
2015	$15.23	$15.38	168,209	$15.12	$15.23	111,005	$15.03	$15.13	29,512	$14.92	$14.99	2,683
2014	$13.73	$15.23	136,897	$13.66	$15.12	102,818	$13.61	$15.03	19,330	$14.20	$14.92	1,409
2013	$10.67	$13.73	78,133	$10.64	$13.66	63,665	$10.61	$13.61	16,540	N/A	N/A	N/A
2012	$9.42	$10.67	27,740	$10.05	$10.64	42,476	$10.37	$10.61	4,471	N/A	N/A	N/A
09/29/2011-12/31/2011	$8.63	$9.42	7,902	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets
2015	$9.66	$8.21	245,815	$9.59	$8.14	129,754	$9.54	$8.08	7,632	$9.47	$8.00	9,064
2014	$10.28	$9.66	165,689	$10.23	$9.59	97,627	$10.19	$9.54	6,113	$10.13	$9.47	8,825
2013	$9.56	$10.28	70,737	$9.53	$10.23	28,266	$9.50	$10.19	2,150	$9.63	$10.13	6,104
2012	$7.95	$9.56	29,072	$7.94	$9.53	4,572	$9.17	$9.50	865	N/A	N/A	N/A
06/29/2011-12/31/2011	$9.54	$7.95	15,034	$8.34	$7.94	2,637	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Debt
2015	$9.66	$9.14	28,912	$9.61	$9.07	9,838	N/A	N/A	N/A	$9.42	$8.95	8,908
2014	$10.16	$9.66	22,160	$10.64	$9.61	695	N/A	N/A	N/A	N/A	N/A	N/A
2013	$10.98	$10.16	15,814	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
12/17/2012-12/31/2012	$10.92	$10.98	619	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Equity Index
2015	$15.57	$15.58	912,097	$15.46	$15.43	416,167	$15.37	$15.32	105,741	$15.70	$15.18	1,257
2014	$13.88	$15.57	443,868	$13.81	$15.46	86,711	$13.76	$15.37	73,499	N/A	N/A	N/A
2013	$10.64	$13.88	142,914	$11.12	$13.81	9,730	$10.58	$13.76	51,909	N/A	N/A	N/A
2012	$9.29	$10.64	41,921	N/A	N/A	N/A	$9.27	$10.58	34,331	N/A	N/A	N/A
06/13/2011-12/31/2011	$9.72	$9.29	5,560	N/A	N/A	N/A	$9.35	$9.27	12,432	N/A	N/A	N/A
Equity Long/Short
07/23/2015-12/31/2015	$10.51	$11.52	4,471	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Floating Rate Income
2015	$10.08	$10.05	133,101	$10.04	$10.00	38,641	$10.02	$9.96	1,789	$9.99	$9.91	791
2014	$10.15	$10.08	50,034	$10.13	$10.04	49,026	$10.19	$10.02	1,728	$10.11	$9.99	842
07/12/2013-12/31/2013	$9.93	$10.15	19,185	$9.99	$10.13	12,215	N/A	N/A	N/A	$9.95	$10.11	749
Floating Rate Loan
2015	$10.96	$10.73	100,713	$10.88	$10.63	23,828	$10.82	$10.55	11,390	$10.74	$10.46	895
2014	$10.99	$10.96	87,551	$10.93	$10.88	19,964	$10.88	$10.82	22,836	$10.83	$10.74	886
2013	$10.63	$10.99	62,231	$10.59	$10.93	11,028	$10.72	$10.88	1,249	$10.62	$10.83	1,750
2012	$9.94	$10.63	25,115	$10.29	$10.59	1,386	N/A	N/A	N/A	N/A	N/A	N/A
11/16/2011-12/31/2011	$9.94	$9.94	3,602	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Focused Growth
2015	$14.92	$16.25	39,718	$14.82	$16.10	25,868	$14.73	$15.99	9,524	N/A	N/A	N/A
2014	$13.71	$14.92	18,633	$13.64	$14.82	5,014	$13.58	$14.73	4,229	N/A	N/A	N/A
2013	$10.38	$13.71	14,178	$10.35	$13.64	1,061	$10.32	$13.58	1,516	N/A	N/A	N/A
2012	$8.52	$10.38	5,202	$9.88	$10.35	1,874	$8.50	$10.32	1,245	N/A	N/A	N/A
09/15/2011-12/31/2011	$8.72	$8.52	768	N/A	N/A	N/A	$8.72	$8.50	580	N/A	N/A	N/A
Global Absolute Return
2015	$10.20	$10.36	44,360	$10.16	$10.30	5,062	$10.12	$10.25	2,959	N/A	N/A	N/A
2014	$9.73	$10.20	24,906	$9.71	$10.16	3,252	$9.84	$10.12	1,605	N/A	N/A	N/A
2013	$9.95	$9.73	12,509	$9.95	$9.71	833	N/A	N/A	N/A	N/A	N/A	N/A
11/13/2012-12/31/2012	$9.91	$9.95	1,590	$9.84	$9.95	349	N/A	N/A	N/A	N/A	N/A	N/A
Growth
2015	$14.59	$15.51	47,890	$14.48	$15.36	28,048	$14.40	$15.26	14,839	N/A	N/A	N/A
2014	$13.55	$14.59	19,935	$13.48	$14.48	21,475	$13.42	$14.40	16,115	N/A	N/A	N/A
2013	$11.50	$13.55	4,049	$10.17	$13.48	17,790	$10.15	$13.42	15,697	N/A	N/A	N/A
2012	N/A	N/A	N/A	$9.74	$10.17	1,163	$8.71	$10.15	9,214	N/A	N/A	N/A
06/30/2011-12/31/2011	N/A	N/A	N/A	N/A	N/A	N/A	$9.71	$8.71	1,991	N/A	N/A	N/A
Health Sciences
2015	$22.33	$24.20	125,035	$22.17	$23.98	58,960	$22.04	$23.81	32,586	$21.88	$23.59	6,513
2014	$18.13	$22.33	56,295	$18.03	$22.17	35,774	$17.96	$22.04	5,863	$17.86	$21.88	2,404
2013	$11.71	$18.13	20,043	$11.67	$18.03	16,195	$13.50	$17.96	511	$13.18	$17.86	2,448
2012	$9.42	$11.71	4,389	$10.65	$11.67	12,999	N/A	N/A	N/A	N/A	N/A	N/A
10/11/2011-12/31/2011	$8.76	$9.42	442	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Yield Bond
2015	$11.68	$11.01	92,195	$11.59	$10.91	24,200	$11.53	$10.83	50,072	$11.44	$10.73	574
2014	$11.76	$11.68	78,105	$11.70	$11.59	21,460	$11.65	$11.53	49,519	$11.70	$11.44	546
2013	$11.09	$11.76	48,477	$11.05	$11.70	5,462	$11.27	$11.65	21,534	N/A	N/A	N/A
2012	$9.72	$11.09	25,929	$9.71	$11.05	1,036	N/A	N/A	N/A	N/A	N/A	N/A
06/29/2011-12/31/2011	$9.82	$9.72	8,806	$9.35	$9.71	431	N/A	N/A	N/A	N/A	N/A	N/A
Inflation Managed
2015	$10.57	$10.14	56,752	$10.50	$10.04	87,415	$10.44	$9.97	89,899	$10.36	$9.88	110,115
2014	$10.37	$10.57	64,100	$10.31	$10.50	93,901	$10.27	$10.44	106,595	$10.22	$10.36	162,548
2013	$11.51	$10.37	53,328	$11.47	$10.31	79,661	$11.44	$10.27	95,637	$11.41	$10.22	181,790
2012	$10.59	$11.51	23,700	$10.58	$11.47	26,121	$10.57	$11.44	82,807	$11.25	$11.41	95,231
06/13/2011-12/31/2011	$10.06	$10.59	11,813	$10.46	$10.58	279	$10.02	$10.57	12,100	N/A	N/A	N/A
Inflation Strategy
2015	$10.15	$9.71	54,869	$10.07	$9.62	4,158	N/A	N/A	N/A	N/A	N/A	N/A
2014	$10.03	$10.15	34,200	$9.97	$10.07	4,161	N/A	N/A	N/A	N/A	N/A	N/A
2013	$11.20	$10.03	19,158	$11.16	$9.97	4,267	N/A	N/A	N/A	N/A	N/A	N/A
2012	$10.73	$11.20	5,886	$10.92	$11.16	1,302	N/A	N/A	N/A	N/A	N/A	N/A
08/30/2011-12/31/2011	$10.55	$10.73	2,064	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Large-Cap
2015	$10.73	$10.57	156,307	$10.65	$10.47	107,180	$10.59	$10.40	7,060	$10.52	$10.30	8,917
2014	$11.42	$10.73	94,231	$11.36	$10.65	76,587	$11.32	$10.59	5,520	$11.51	$10.52	1,235
2013	$9.75	$11.42	62,753	$9.72	$11.36	24,079	$9.84	$11.32	785	N/A	N/A	N/A
2012	$8.05	$9.75	21,568	$9.02	$9.72	12,483	N/A	N/A	N/A	N/A	N/A	N/A
08/30/2011-12/31/2011	$8.41	$8.05	5,345	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
International Small-Cap
2015	$11.39	$11.99	30,521	$11.31	$11.88	15,688	$11.24	$11.80	3,978	$11.16	$11.69	4,525
2014	$11.80	$11.39	15,383	$11.74	$11.31	3,922	$11.69	$11.24	4,097	$11.98	$11.16	3,529
2013	$9.32	$11.80	4,286	$9.28	$11.74	3,791	$9.26	$11.69	1,141	N/A	N/A	N/A
2012	$7.89	$9.32	3,443	$7.87	$9.28	1,681	$9.03	$9.26	900	N/A	N/A	N/A
09/13/2011-12/31/2011	$8.06	$7.89	2	$8.12	$7.87	1,147	N/A	N/A	N/A	N/A	N/A	N/A
International Value
2015	$9.71	$9.35	54,820	$9.64	$9.27	30,540	$9.59	$9.20	15,991	$9.52	$9.12	5,975
2014	$10.98	$9.71	35,221	$10.92	$9.64	10,353	$10.88	$9.59	13,408	$10.91	$9.52	4,398
2013	$9.12	$10.98	25,639	$9.09	$10.92	2,361	$9.07	$10.88	6,445	N/A	N/A	N/A
2012	$7.83	$9.12	14,642	$8.09	$9.09	578	$8.27	$9.07	174	N/A	N/A	N/A
09/15/2011-12/31/2011	$7.87	$7.83	1,649	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large-Cap Growth
2015	$15.51	$16.28	80,747	$15.40	$16.13	25,081	$15.32	$16.01	71,199	$15.20	$15.87	10,929
2014	$14.47	$15.51	58,743	$14.39	$15.40	13,199	$14.33	$15.32	32,313	$14.72	$15.20	9,824
2013	$10.64	$14.47	26,742	$10.60	$14.39	2,190	$10.58	$14.33	17,100	N/A	N/A	N/A
2012	$9.10	$10.64	814	$10.30	$10.60	464	$10.25	$10.58	110	N/A	N/A	N/A
12/30/2011-12/31/2011	$9.10	$9.10	786	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large-Cap Value
2015	$15.56	$14.93	59,742	$15.45	$14.79	20,401	$15.36	$14.69	17,655	$15.25	$14.56	2,438
2014	$14.11	$15.56	43,671	$14.04	$15.45	6,653	$13.98	$15.36	9,602	$14.84	$15.25	1,197
2013	$10.79	$14.11	21,146	$11.15	$14.04	1,694	$10.73	$13.98	5,503	N/A	N/A	N/A
2012	$9.37	$10.79	1,792	N/A	N/A	N/A	$9.73	$10.73	1,797	N/A	N/A	N/A
10/31/2011-12/31/2011	$9.18	$9.37	1,308	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Long/Short Large-Cap
2015	$15.82	$15.21	18,936	$15.71	$15.07	3,978	$15.62	$14.96	0	N/A	N/A	N/A
2014	$13.85	$15.82	12,582	$13.78	$15.71	1,946	$13.72	$15.62	4,959	N/A	N/A	N/A
2013	$10.36	$13.85	7,205	$10.77	$13.78	224	$10.30	$13.72	4,959	N/A	N/A	N/A
2012	$8.87	$10.36	4,840	N/A	N/A	N/A	$9.79	$10.30	4,959	N/A	N/A	N/A
09/15/2011-12/31/2011	$8.70	$8.87	3,327	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Main Street Core
2015	$15.64	$15.99	52,284	$15.53	$15.84	18,801	$15.44	$15.73	1,800	$15.33	$15.58	5,915
2014	$14.27	$15.64	34,876	$14.19	$15.53	9,496	$14.14	$15.44	1,800	$14.30	$15.33	5,915
2013	$10.95	$14.27	26,775	$11.23	$14.19	2,829	$12.46	$14.14	784	N/A	N/A	N/A
2012	$9.46	$10.95	21,678	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
09/15/2011-12/31/2011	$9.06	$9.46	6,944	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Managed Bond
2015	$11.00	$10.94	255,748	$10.92	$10.84	64,758	$10.86	$10.76	62,990	$10.78	$10.66	62,536
2014	$10.65	$11.00	191,619	$10.59	$10.92	75,718	$10.55	$10.86	64,368	$10.49	$10.78	71,484
2013	$11.01	$10.65	137,122	$10.97	$10.59	49,210	$10.94	$10.55	27,841	$10.91	$10.49	74,863
2012	$10.05	$11.01	48,807	$10.04	$10.97	45,500	$10.03	$10.94	11,007	$10.83	$10.91	20,154
06/29/2011-12/31/2011	$10.00	$10.05	15,603	$10.02	$10.04	296	$9.90	$10.03	999	N/A	N/A	N/A
Mid-Cap Equity
2015	$12.84	$12.89	91,034	$12.74	$12.78	39,274	$12.67	$12.69	3,816	$12.58	$12.57	8,979
2014	$12.45	$12.84	48,766	$12.39	$12.74	23,403	$12.27	$12.67	3,815	$12.91	$12.58	7,179
2013	$9.24	$12.45	31,577	$9.21	$12.39	14,883	N/A	N/A	N/A	$10.51	$12.91	0
2012	$8.71	$9.24	20,003	$9.54	$9.21	11,169	N/A	N/A	N/A	N/A	N/A	N/A
06/29/2011-12/31/2011	$9.58	$8.71	12,107	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mid-Cap Growth
2015	$12.09	$11.28	107,859	$12.01	$11.17	43,368	$11.94	$11.09	5,486	$11.85	$10.99	1,877
2014	$11.27	$12.09	80,431	$11.21	$12.01	36,580	$11.17	$11.94	2,371	$11.11	$11.85	279
2013	$8.56	$11.27	46,166	$8.53	$11.21	24,109	$8.51	$11.17	739	$10.26	$11.11	273
2012	$8.05	$8.56	13,099	$8.04	$8.53	643	$8.12	$8.51	139	N/A	N/A	N/A
09/13/2011-12/31/2011	$8.07	$8.05	2,460	$8.65	$8.04	587	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Mid-Cap Value
2015	$13.51	$13.31	124,219	$13.41	$13.19	108,401	$13.34	$13.09	65,715	$13.24	$12.97	247
2014	$12.82	$13.51	75,965	$12.76	$13.41	78,534	$12.71	$13.34	44,833	$12.64	$13.24	236
2013	$9.68	$12.82	52,669	$10.27	$12.76	48,507	$9.63	$12.71	32,456	$11.56	$12.64	242
2012	$8.55	$9.68	9,616	N/A	N/A	N/A	$8.53	$9.63	20,223	N/A	N/A	N/A
06/13/2011-12/31/2011	$9.71	$8.55	2,450	N/A	N/A	N/A	$9.29	$8.53	6,970	N/A	N/A	N/A
Pacific Dynamix – Conservative Growth
2015	$11.94	$11.68	931,780	$11.85	$11.57	226,019	$11.79	$11.49	102,175	$11.70	$11.38	51,320
2014	$11.44	$11.94	711,842	$11.38	$11.85	237,399	$11.34	$11.79	61,059	$11.28	$11.70	52,423
2013	$10.58	$11.44	501,027	$10.54	$11.38	223,344	$10.51	$11.34	46,211	$10.48	$11.28	43,482
2012	$9.77	$10.58	532,691	$9.76	$10.54	75,646	$9.75	$10.51	56,491	$10.20	$10.48	26,665
05/18/2011-12/31/2011	$9.94	$9.77	43,723	$9.76	$9.76	1,029	$9.81	$9.75	10,257	N/A	N/A	N/A
Pacific Dynamix – Growth
2015	$12.73	$12.29	1,036,472	$12.64	$12.17	201,914	$12.57	$12.09	45,156	$12.48	$11.98	13,776
2014	$12.21	$12.73	864,653	$12.15	$12.64	113,230	$12.10	$12.57	66,234	$12.03	$12.48	14,057
2013	$10.21	$12.21	660,025	$10.17	$12.15	49,419	$10.15	$12.10	78,314	$10.67	$12.03	8,166
2012	$9.07	$10.21	524,818	$9.06	$10.17	24,178	$9.05	$10.15	77,615	N/A	N/A	N/A
05/24/2011-12/31/2011	$9.66	$9.07	304,490	$9.51	$9.06	11,467	$9.73	$9.05	27,738	N/A	N/A	N/A
Pacific Dynamix – Moderate Growth
2015	$12.33	$11.97	5,406,540	$12.24	$11.86	861,875	$12.18	$11.78	122,880	$12.09	$11.67	40,340
2014	$11.82	$12.33	4,608,652	$11.75	$12.24	674,596	$11.71	$12.18	154,342	$11.64	$12.09	45,000
2013	$10.39	$11.82	3,557,573	$10.36	$11.75	457,032	$10.33	$11.71	124,496	$10.30	$11.64	37,127
2012	$9.40	$10.39	1,853,608	$9.39	$10.36	239,305	$9.38	$10.33	44,919	$9.37	$10.30	5,253
05/09/2011-12/31/2011	$9.92	$9.40	471,900	$9.66	$9.39	28,262	$9.95	$9.38	20,924	$9.31	$9.37	5,300
Portfolio Optimization Aggressive-Growth
2015	$12.47	$12.23	273,807	$12.38	$12.11	142,693	$12.32	$12.03	59,461	N/A	N/A	N/A
2014	$11.98	$12.47	90,332	$11.92	$12.38	36,679	$11.87	$12.32	121,731	N/A	N/A	N/A
05/01/2013-12/31/2013	$10.87	$11.98	17,461	$10.35	$11.92	7,596	$10.62	$11.87	124,748	N/A	N/A	N/A
Portfolio Optimization Conservative
2015	$11.21	$11.08	815,924	$11.13	$10.98	145,487	$11.07	$10.90	40,013	$10.98	$10.80	11,290
2014	$10.96	$11.21	774,856	$10.90	$11.13	152,573	$10.86	$11.07	43,288	$10.80	$10.98	12,021
2013	$10.76	$10.96	1,189,475	$10.72	$10.90	129,801	$10.69	$10.86	57,741	$10.66	$10.80	33,365
2012	$9.88	$10.76	607,174	$9.86	$10.72	104,949	$9.85	$10.69	56,465	$10.35	$10.66	5,644
05/18/2011-12/31/2011	$9.65	$9.88	107,120	$9.96	$9.86	50,590	$9.82	$9.85	44,595	N/A	N/A	N/A
Portfolio Optimization Growth
2015	$12.36	$12.18	1,817,722	$12.27	$12.07	422,440	$12.20	$11.98	181,689	$12.11	$11.87	18,757
2014	$11.89	$12.36	1,603,814	$11.82	$12.27	384,246	$11.78	$12.20	159,466	$11.71	$12.11	21,913
2013	$10.23	$11.89	1,043,741	$10.20	$11.82	291,918	$10.17	$11.78	96,817	$10.14	$11.71	21,022
2012	$9.07	$10.23	950,626	$9.06	$10.20	292,813	$9.05	$10.17	204,563	$9.04	$10.14	20,291
05/19/2011-12/31/2011	$9.84	$9.07	500,487	$9.76	$9.06	212,623	$9.10	$9.05	45,744	$8.73	$9.04	2,822
Portfolio Optimization Moderate
2015	$12.03	$11.85	5,361,863	$11.94	$11.74	1,196,206	$11.87	$11.66	230,516	$11.79	$11.55	146,506
2014	$11.62	$12.03	5,138,557	$11.56	$11.94	1,064,216	$11.51	$11.87	296,832	$11.45	$11.79	283,369
2013	$10.42	$11.62	4,196,420	$10.39	$11.56	919,879	$10.36	$11.51	322,068	$10.33	$11.45	249,484
2012	$9.33	$10.42	2,655,967	$9.32	$10.39	672,633	$9.31	$10.36	236,032	$9.30	$10.33	191,499
05/03/2011-12/31/2011	$9.82	$9.33	919,810	$9.82	$9.32	270,823	$9.97	$9.31	84,464	$9.92	$9.30	99,282

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Portfolio Optimization Moderate-Conservative
2015	$11.67	$11.50	1,464,979	$11.59	$11.39	189,431	$11.53	$11.31	46,858	$11.44	$11.21	12,641
2014	$11.35	$11.67	1,427,219	$11.29	$11.59	176,131	$11.24	$11.53	73,980	$11.18	$11.44	7,541
2013	$10.61	$11.35	1,236,761	$10.57	$11.29	177,004	$10.54	$11.24	44,938	$10.51	$11.18	5,841
2012	$9.60	$10.61	732,235	$9.59	$10.57	134,957	$9.58	$10.54	37,899	$9.57	$10.51	5,893
06/07/2011-12/31/2011	$9.97	$9.60	288,963	$9.77	$9.59	53,162	$9.82	$9.58	19,664	$9.88	$9.57	5,949
Real Estate
2015	$14.07	$14.13	92,693	$13.97	$14.00	32,075	$13.89	$13.90	13,048	$13.79	$13.77	4,432
2014	$10.89	$14.07	71,361	$10.83	$13.97	23,982	$10.79	$13.89	17,631	$10.73	$13.79	4,617
2013	$10.83	$10.89	36,315	$10.79	$10.83	4,347	$10.76	$10.79	6,854	$11.24	$10.73	2,390
2012	$9.42	$10.83	20,222	$9.41	$10.79	994	$9.93	$10.76	4,873	N/A	N/A	N/A
06/29/2011-12/31/2011	$9.76	$9.42	14,425	$8.81	$9.41	671	N/A	N/A	N/A	N/A	N/A	N/A
Short Duration Bond
2015	$10.03	$9.96	143,875	$9.96	$9.86	143,542	$9.91	$9.80	13,656	N/A	N/A	N/A
2014	$10.08	$10.03	94,651	$10.02	$9.96	54,709	$9.98	$9.91	10,165	N/A	N/A	N/A
2013	$10.15	$10.08	57,661	$10.12	$10.02	21,785	$10.09	$9.98	7,457	N/A	N/A	N/A
2012	$9.94	$10.15	11,222	$10.04	$10.12	1,437	$10.01	$10.09	7,457	N/A	N/A	N/A
08/30/2011-12/31/2011	$9.98	$9.94	1,508	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small-Cap Equity
2015	$13.77	$12.54	44,254	$13.67	$12.43	7,033	$13.59	$12.34	1,549	$13.49	$12.23	6,786
2014	$13.69	$13.77	36,524	$13.61	$13.67	10,104	$13.83	$13.59	1,548	$13.49	$13.49	8,272
2013	$10.22	$13.69	22,833	$11.18	$13.61	3,595	N/A	N/A	N/A	$11.51	$13.49	0
2012	$8.91	$10.22	13,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
10/31/2011-12/31/2011	$8.80	$8.91	3,856	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small-Cap Growth
2015	$12.44	$11.28	66,849	$12.35	$11.17	43,752	$12.28	$11.10	2,709	$12.20	$10.99	7,725
2014	$12.53	$12.44	23,849	$12.47	$12.35	30,030	$12.42	$12.28	2,691	$11.93	$12.20	814
2013	$9.47	$12.53	13,537	$9.44	$12.47	21,528	$11.99	$12.42	207	N/A	N/A	N/A
02/27/2012-12/31/2012	$9.47	$9.47	1,142	$9.48	$9.44	10,293	N/A	N/A	N/A	N/A	N/A	N/A
Small-Cap Index
2015	$14.05	$13.22	117,080	$13.95	$13.09	62,373	$13.88	$13.00	66,819	$13.77	$12.88	6,776
2014	$13.61	$14.05	66,994	$13.54	$13.95	43,558	$13.49	$13.88	41,913	$13.41	$13.77	636
2013	$9.95	$13.61	33,538	$10.27	$13.54	11,722	$9.90	$13.49	32,964	$11.74	$13.41	634
2012	$8.67	$9.95	10,484	N/A	N/A	N/A	$8.65	$9.90	20,351	N/A	N/A	N/A
06/13/2011-12/31/2011	$9.59	$8.67	4,959	N/A	N/A	N/A	$9.08	$8.65	6,271	N/A	N/A	N/A
Small-Cap Value
2015	$13.85	$13.11	70,203	$13.75	$12.99	14,775	$13.68	$12.90	2,355	$13.58	$12.78	10,004
2014	$13.26	$13.85	39,574	$13.19	$13.75	9,393	$13.23	$13.68	1,985	$13.07	$13.58	11,008
2013	$10.12	$13.26	19,346	$10.61	$13.19	7,957	N/A	N/A	N/A	$11.52	$13.07	0
2012	$9.21	$10.12	5,413	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
09/29/2011-12/31/2011	$8.36	$9.21	2,095	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Technology
2015	$12.49	$11.98	97,290	$12.40	$11.87	66,776	$12.33	$11.78	9,182	$12.24	$11.67	7,148
2014	$11.50	$12.49	59,820	$11.43	$12.40	26,328	$11.39	$12.33	7,656	$11.33	$12.24	6,315
2013	$9.49	$11.50	7,733	$9.46	$11.43	6,738	$9.43	$11.39	2,434	$9.91	$11.33	5,794
2012	$8.95	$9.49	1,882	$9.89	$9.46	526	$9.15	$9.43	1,265	N/A	N/A	N/A
10/11/2011-12/31/2011	$8.87	$8.95	432	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value Advantage
2015	$13.09	$12.34	70,989	$13.05	$12.27	608	N/A	N/A	N/A	N/A	N/A	N/A
2014	$11.60	$13.09	53,865	$11.79	$13.05	324	N/A	N/A	N/A	N/A	N/A	N/A
07/12/2013-12/31/2013	$10.66	$11.60	9,091	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Invesco V.I. Balanced-Risk Allocation Fund Series II
2015	$12.17	$11.50	1,041,999	$12.08	$11.40	261,109	$12.01	$11.32	58,555	$11.92	$11.21	576
2014	$11.64	$12.17	1,060,223	$11.57	$12.08	265,649	$11.53	$12.01	68,786	$11.47	$11.92	0
2013	$11.60	$11.64	944,139	$11.56	$11.57	229,896	$11.53	$11.53	57,023	$11.63	$11.47	2,720
2012	$10.60	$11.60	457,514	$10.87	$11.56	117,992	$10.95	$11.53	10,708	N/A	N/A	N/A
06/13/2011-12/31/2011	$9.87	$10.60	50,914	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Equity and Income Fund Series II
2015	$10.55	$10.17	81,698	$10.54	$10.13	12,353	$10.37	$10.11	954	N/A	N/A	N/A
2014	$10.04	$10.55	14,208	$10.36	$10.54	966	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Global Real Estate Fund Series II
05/07/2015-12/31/2015	$9.83	$9.38	17,481	$9.56	$9.37	1,076	$9.58	$9.36	766	N/A	N/A	N/A
American Century VP Mid Cap Value Fund Class II
2015	$14.47	$14.09	86,065	$14.42	$14.01	44,306	$14.37	$13.94	3,840	$14.32	$13.86	9,518
2014	$12.59	$14.47	29,121	$12.56	$14.42	29,195	$12.55	$14.37	3,195	$12.52	$14.32	2,452
03/07/2013-12/31/2013	$11.71	$12.59	9,301	$10.62	$12.56	11,030	$10.68	$12.55	1,611	$10.72	$12.52	1,320
American Funds IS Asset Allocation Fund Class 4
10/30/2015-12/31/2015	$10.00	$9.83	10,307,983	$10.00	$9.83	1,617,751	$10.00	$9.82	1,028,572	$10.00	$9.82	146,440
American Funds IS Blue Chip Income and Growth Fund Class 4
12/03/2015-12/31/2015	$9.77	$9.77	3,694	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Bond Fund Class 4
11/19/2015-12/31/2015	$9.95	$9.90	20,732	$9.91	$9.90	133	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 4
2015	$9.91	$9.62	263,627	$9.89	$9.59	33,505	N/A	N/A	N/A	N/A	N/A	N/A
05/11/2014-12/31/2014	$10.00	$9.91	59,590	$10.21	$9.89	19,006	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Balanced Fund Class 4[1]
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Bond Fund Class 4
11/19/2015-12/31/2015	$9.86	$9.80	8,051	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 4
12/24/2015-12/31/2015	$9.87	$9.78	2,398	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth Fund Class 4
2015	$10.69	$11.28	121,550	$10.49	$11.23	54,311	$10.64	$11.19	5,120	N/A	N/A	N/A
01/21/2014-12/31/2014	$10.59	$10.69	49,540	N/A	N/A	N/A	$10.35	$10.64	1,685	N/A	N/A	N/A
American Funds IS Global Small Capitalization Fund Class 4
11/09/2015-12/31/2015	$10.11	$9.86	1,136	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Growth Fund Class 4
10/30/2015-12/31/2015	$10.00	$9.92	608,985	$10.00	$9.92	128,714	$10.00	$9.91	75,632	$10.00	$9.91	8,433
American Funds IS Growth-Income Fund Class 4
10/30/2015-12/31/2015	$10.00	$9.80	664,361	$10.00	$9.80	152,747	$10.00	$9.80	20,564	$10.00	$9.80	11,741
American Funds IS High-Income Bond Fund Class 4
11/19/2015-12/31/2015	$9.77	$9.47	8,124	$9.44	$9.47	139	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS International Fund Class 4
2015	$9.57	$9.02	168,789	$9.56	$8.99	14,990	$9.55	$8.97	1,412	$9.54	$8.94	2,698
06/12/2014-12/31/2014	$10.30	$9.57	32,556	$10.25	$9.56	6,818	$10.24	$9.55	883	$10.34	$9.54	1,371
American Funds IS International Growth and Income Fund Class 4
2015	$9.81	$9.14	88,382	$9.78	$9.10	57,438	$9.77	$9.07	273	N/A	N/A	N/A
2014	$10.26	$9.81	51,891	$10.26	$9.78	32,583	$10.28	$9.77	227	N/A	N/A	N/A
11/18/2013-12/31/2013	$10.05	$10.26	3,867	$9.89	$10.26	1,155	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Managed Risk Asset Allocation Fund Class P2
2015	$10.48	$10.25	364,875	$10.45	$10.21	15,256	$10.43	$10.17	11,266	N/A	N/A	N/A
2014	$10.29	$10.48	108,372	$10.19	$10.45	15,631	$10.29	$10.43	697	N/A	N/A	N/A
11/13/2013-12/31/2013	$10.04	$10.29	14,791	N/A	N/A	N/A	$10.02	$10.29	699	N/A	N/A	N/A
American Funds IS New World Fund Class 4
2015	$9.24	$8.83	137,439	$9.22	$8.79	32,788	$9.44	$8.76	1,896	$9.30	$8.72	6,671
2014	$10.17	$9.24	96,943	$10.16	$9.22	24,497	N/A	N/A	N/A	N/A	N/A	N/A
12/03/2013-12/31/2013	$10.04	$10.17	1,580	$9.96	$10.16	16,167	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2015	$10.22	$10.23	464,346	$10.19	$10.19	16,543	$10.17	$10.16	98	$10.15	$10.11	197
03/18/2014-12/31/2014	$9.98	$10.22	532,228	$10.23	$10.19	15,446	$10.16	$10.17	98	$10.14	$10.15	197

BlackRock Global Allocation V.I. Fund Class III
2015	$11.13	$10.90	5,082,932	$11.05	$10.80	611,306	$10.99	$10.72	326,885	$10.91	$10.62	42,724
2014	$11.04	$11.13	4,577,953	$10.98	$11.05	605,024	$10.94	$10.99	329,638	$10.88	$10.91	37,664
2013	$9.76	$11.04	3,494,795	$9.73	$10.98	669,696	$9.70	$10.94	284,193	$9.67	$10.88	35,136
2012	$8.97	$9.76	1,960,107	$8.96	$9.73	492,132	$8.95	$9.70	146,299	$9.19	$9.67	11,051
05/10/2011-12/31/2011	$9.86	$8.97	312,765	$9.57	$8.96	144,648	$9.54	$8.95	73,054	N/A	N/A	N/A
BlackRock iShares Alternative Strategies V.I. Fund Class I
2015	$10.25	$10.03	17,184	$10.23	$10.00	8,196	$10.22	$9.97	39,251	N/A	N/A	N/A
08/25/2014-12/31/2014	$10.39	$10.25	5,115	$10.28	$10.23	3,658	$10.13	$10.22	2,342	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
BlackRock iShares Dynamic Allocation V.I. Fund Class I
2015	$10.04	$9.55	80,042	$10.03	$9.52	172,497	$10.02	$9.49	40,412	$10.01	$9.46	1,577
06/23/2014-12/31/2014	$10.22	$10.04	60,513	$10.21	$10.03	4,406	$10.06	$10.02	2,389	$10.10	$10.01	1,562
BlackRock iShares Dynamic Fixed Income V.I. Fund Class I
2015	$10.05	$9.82	32,638	$10.05	$9.78	7,473	$10.02	$9.76	30,501	N/A	N/A	N/A
08/25/2014-12/31/2014	$10.05	$10.05	5,442	N/A	N/A	N/A	$9.99	$10.02	2,396	N/A	N/A	N/A
BlackRock iShares Equity Appreciation V.I. Fund Class I
2015	$9.96	$9.21	14,673	$9.95	$9.18	9,706	$9.94	$9.16	45,892	N/A	N/A	N/A
06/13/2014-12/31/2014	$10.12	$9.96	9,283	$10.28	$9.95	174	$10.14	$9.94	2,398	N/A	N/A	N/A
ClearBridge Variable Aggressive Growth Portfolio – Class II
11/09/2015-12/31/2015	$10.00	$9.86	2,495	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Contrafund Portfolio Service Class 2
2015	$13.93	$13.84	301,093	$13.88	$13.76	133,444	$13.84	$13.69	19,395	$13.78	$13.61	11,224
2014	$12.62	$13.93	181,611	$12.59	$13.88	88,855	$12.57	$13.84	9,959	$12.55	$13.78	11,373
01/24/2013-12/31/2013	$10.18	$12.62	55,447	$10.12	$12.59	25,324	$10.38	$12.57	1,548	$11.02	$12.55	2,834
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2015	$12.48	$12.38	485,325	$12.41	$12.29	34,972	$12.36	$12.22	29,959	$12.30	$12.13	45,447
2014	$11.99	$12.48	351,340	$11.95	$12.41	32,256	$11.92	$12.36	31,206	$12.15	$12.30	45,447
2013	$10.24	$11.99	222,850	$10.22	$11.95	14,458	$10.21	$11.92	7,560	N/A	N/A	N/A
05/07/2012-12/31/2012	$9.85	$10.24	126,599	$9.84	$10.22	5,601	$9.98	$10.21	1,044	N/A	N/A	N/A
Fidelity VIP Government Money Market Portfolio Service Class
(formerly called Fidelity VIP Money Market Portfolio)
2015	$9.93	$9.82	319,259	$9.91	$9.79	213,345	$9.90	$9.76	138,058	$9.80	$9.73	59,998
04/30/2014-12/31/2014	$10.00	$9.93	164,851	$10.00	$9.91	33,790	$10.00	$9.90	99,248	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio Service Class 2
2015	$10.19	$9.89	86,501	$10.17	$9.84	15,983	$10.15	$9.81	2,230	$10.13	$9.77	4,260
2014	$9.97	$10.19	24,881	$9.97	$10.17	10,136	$10.43	$10.15	2,338	$10.42	$10.13	4,436
12/04/2013-12/31/2013	$9.95	$9.97	3,653	$9.98	$9.97	833	N/A	N/A	N/A	N/A	N/A	N/A
First Trust Dorsey Wright Tactical Core Portfolio Class I
11/11/2015-12/31/2015	$9.79	$9.93	81,273	$9.78	$9.93	70,676	$10.07	$9.93	491	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2015	$12.58	$12.45	565,685	$12.51	$12.36	85,707	$12.46	$12.29	13,925	$12.39	$12.20	6,411
2014	$11.55	$12.58	593,656	$11.52	$12.51	79,899	$11.49	$12.46	3,645	$11.68	$12.39	5,022
2013	$10.36	$11.55	414,614	$10.35	$11.52	129,429	$10.34	$11.49	3,680	N/A	N/A	N/A
05/11/2012-12/31/2012	$9.92	$10.36	131,841	$10.17	$10.35	85,274	$9.92	$10.34	2,370	N/A	N/A	N/A
First Trust Multi Income Allocation Portfolio Class I
2015	$10.38	$9.94	24,379	$10.37	$9.90	1,403	N/A	N/A	N/A	N/A	N/A	N/A
07/07/2014-12/31/2014	$10.31	$10.38	5,602	$10.27	$10.37	489	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund Class 4
2015	$12.66	$11.74	467,846	$12.56	$11.63	72,431	$12.50	$11.55	43,960	N/A	N/A	N/A
2014	$12.45	$12.66	382,502	$12.39	$12.56	65,317	$12.34	$12.50	44,180	N/A	N/A	N/A
2013	$10.18	$12.45	202,195	$10.15	$12.39	44,747	$10.12	$12.34	33,026	N/A	N/A	N/A
2012	$8.94	$10.18	90,407	$9.26	$10.15	9,271	$9.20	$10.12	21,067	N/A	N/A	N/A
05/24/11-12/31/2011	$9.73	$8.94	40,722	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Income VIP Fund Class 2
05/28/2015-12/31/2015	$9.78	$8.97	44,954	$9.93	$8.96	68,036	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Mutual Global Discovery VIP Fund Class 2
2015	$12.97	$12.36	181,641	$12.92	$12.29	97,943	$12.88	$12.23	3,965	$12.83	$12.16	17,999
2014	$12.41	$12.97	116,627	$12.38	$12.92	34,555	$13.14	$12.88	3,796	$12.34	$12.83	15,513
03/01/2013-12/31/2013	$10.37	$12.41	46,866	$10.57	$12.38	6,766	N/A	N/A	N/A	$10.44	$12.34	11,021
Franklin Rising Dividends VIP Fund Class 2
2015	$13.50	$12.87	374,785	$13.45	$12.79	182,756	$13.41	$12.73	39,975	$13.35	$12.66	20,182
2014	$12.56	$13.50	199,616	$12.53	$13.45	113,704	$12.51	$13.41	29,035	$12.49	$13.35	19,675
01/24/2013-12/31/2013	$10.31	$12.56	74,287	$10.26	$12.53	30,172	$10.81	$12.51	5,740	$10.62	$12.49	12,316
GE Investments Total Return Fund Class 3
2015	$11.89	$11.60	1,413,259	$11.80	$11.49	489,410	$11.74	$11.41	97,649	$11.65	$11.31	19,577
2014	$11.44	$11.89	1,299,446	$11.38	$11.80	424,254	$11.33	$11.74	111,024	$11.27	$11.65	19,677
2013	$10.09	$11.44	1,067,910	$10.05	$11.38	396,013	$10.03	$11.33	90,272	$10.00	$11.27	19,758
2012	$9.09	$10.09	747,159	$9.07	$10.05	322,309	$9.07	$10.03	49,965	$9.31	$10.00	10,294
06/24/2011-12/31/2011	$9.53	$9.09	218,158	$8.68	$9.07	73,085	$9.66	$9.07	13,959	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy
2015	$9.72	$8.81	174,464	$9.71	$8.78	51,720	$9.70	$8.76	700	$10.05	$8.73	727
05/19/2014-12/31/2014	$10.10	$9.72	76,191	$9.92	$9.71	11,822	$9.79	$9.70	656	N/A	N/A	N/A
Ivy Funds VIP Energy
05/13/2015-12/31/2015	$9.69	$6.98	49,920	$8.87	$6.97	7,225	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Series Balanced Portfolio Service Shares
2015	$12.52	$12.44	3,767,657	$12.47	$12.36	744,983	$12.44	$12.31	56,684	$12.39	$12.23	30,654
2014	$11.70	$12.52	1,487,241	$11.67	$12.47	315,061	$11.66	$12.44	15,580	$11.63	$12.39	6,018
1/23/2013-12/31/2013	$10.18	$11.70	416,150	$10.25	$11.67	65,661	$10.82	$11.66	10,689	$11.45	$11.63	6,114

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Janus Aspen Series Flexible Bond Portfolio Service Shares
2015	$10.10	$9.98	68,820	$10.09	$9.95	78,964	$10.11	$9.93	0	N/A	N/A	N/A
06/13/2014-12/31/2014	$10.07	$10.10	6,851	$10.05	$10.09	6,982	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
06/30/2015-12/31/2015	$9.81	$9.42	20,749	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Income Builder Portfolio Class 2
06/04/2015-12/31/2015	$9.87	$9.53	23,474	$9.89	$9.52	5,948	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Bond Debenture Portfolio Class VC
2015	$11.00	$10.71	237,806	$10.95	$10.65	89,348	$10.92	$10.60	16,724	$10.88	$10.54	3,318
2014	$10.66	$11.00	109,627	$10.63	$10.95	68,972	$10.62	$10.92	17,389	$11.08	$10.88	2,185
03/07/2013-12/31/2013	$10.49	$10.66	16,596	$10.17	$10.63	16,066	$10.35	$10.62	7,732	N/A	N/A	N/A
Lord Abbett International Core Equity Portfolio Class VC
2015	$9.09	$8.83	29,734	$8.99	$8.80	3,784	$9.07	$8.78	7,051	N/A	N/A	N/A
06/30/2014-12/31/2014	$10.23	$9.09	4,270	N/A	N/A	N/A	$10.23	$9.07	1,835	N/A	N/A	N/A
Lord Abbett Total Return Portfolio Class VC
2015	$10.18	$10.00	49,226	$10.17	$9.97	32,423	N/A	N/A	N/A	N/A	N/A	N/A
07/21/2014-12/31/2014	$10.12	$10.18	8,372	$10.11	$10.17	672	N/A	N/A	N/A	N/A	N/A	N/A
MFS Total Return Series – Service Class
2015	$13.14	$12.92	668,008	$13.04	$12.80	111,377	$12.97	$12.71	9,297	$12.87	$12.59	248
2014	$12.27	$13.14	540,543	$12.21	$13.04	96,534	$12.16	$12.97	15,090	$12.09	$12.87	255
2013	$10.45	$12.27	441,205	$10.41	$12.21	80,337	$10.39	$12.16	15,650	$10.95	$12.09	248
2012	$9.52	$10.45	160,019	$9.51	$10.41	31,239	$9.83	$10.39	1,108	N/A	N/A	N/A
07/14/2011-12/31/2011	$9.34	$9.52	19,772	$9.75	$9.51	19,720	N/A	N/A	N/A	N/A	N/A	N/A

MFS Utilities Series – Service Class
2015	$13.00	$10.96	62,649	$12.95	$10.89	23,626	$12.91	$10.84	5,184	$12.86	$10.78	4,481
2014	$11.69	$13.00	42,558	$11.66	$12.95	14,155	$11.64	$12.91	4,379	$11.62	$12.86	4,468
03/08/2013-12/31/2013	$10.69	$11.69	5,037	$10.80	$11.66	2,655	$10.59	$11.64	276	$10.84	$11.62	952
Neuberger Berman AMT Absolute Return Multi-Manager Portfolio Class S
12/28/2015-12/31/2015	$9.75	$9.78	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA Service Shares
12/24/2015-12/31/2015	N/A	N/A	N/A	$9.80	$9.74	134	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer International Growth Fund/VA Service Shares
11/20/2015-12/31/2015	$9.91	$9.85	3,425	$10.04	$9.85	4,235	N/A	N/A	N/A	N/A	N/A	N/A

	Without Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider			With Four Year Withdrawal Charge Option			With Stepped-Up Death Benefit Rider and Four Year Withdrawal Charge Option
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
PIMCO All Asset All Authority Portfolio – Advisor Class
2015	$9.35	$8.10	29,264	$9.49	$8.07	2,124	N/A	N/A	N/A	N/A	N/A	N/A
05/09/2014-12/31/2014	$10.08	$9.35	22,167	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class
2015	$6.77	$4.98	52,637	$6.74	$4.95	5,870	$6.72	$4.93	5,673	N/A	N/A	N/A
2014	$8.41	$6.77	38,349	$8.40	$6.74	5,281	$8.38	$6.72	3,524	N/A	N/A	N/A
03/01/2013-12/31/2013	$9.79	$8.41	25,835	$10.13	$8.40	3,094	$8.40	$8.38	257	N/A	N/A	N/A
Templeton Global Bond VIP Fund Class 2
2015	$10.07	$9.53	285,619	$10.03	$9.47	94,397	$10.00	$9.43	18,625	$9.96	$9.37	10,606
2014	$10.00	$10.07	161,817	$9.98	$10.03	57,530	$9.96	$10.00	15,937	$9.94	$9.96	10,650
01/24/2013-12/31/2013	$9.99	$10.00	47,864	$10.03	$9.98	14,898	$10.06	$9.96	13,720	$10.07	$9.94	9,302
Van Eck VIP Global Hard Assets Fund Class S
2015	$8.50	$5.58	39,963	$8.47	$5.55	12,979	$8.44	$5.52	4,028	N/A	N/A	N/A
2014	$10.65	$8.50	26,804	$10.63	$8.47	8,747	$12.02	$8.44	2,393	N/A	N/A	N/A
01/31/2013-12/31/2013	$10.19	$10.65	5,357	$10.70	$10.63	1,892	N/A	N/A	N/A	N/A	N/A	N/A

[1]	As of December 31, 2015, this Subaccount has not commenced operations.

PACIFIC JOURNEY SELECT	WHERE TO GO FOR MORE INFORMATION

The Pacific Journey Select variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial advisor or contact us.

You will find more information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2016.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us	Call or write our Service Center at:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448

Financial Advisors: (800) 722-2333

6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

By overnight delivery service

Pacific Life Insurance Company

6750 Mercy Road, 4th Floor, RSD

Omaha, Nebraska 68106

How to Contact the SEC	Commission’s Public Reference Section
100 F Street, NE Washington, D.C. 20549 (202) 551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov
FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

PACIFIC JOURNEY SELECTTM

SEPARATE ACCOUNT A

(Offered on and after October 1, 2013)

Pacific Journey Select (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2016, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Advisors

TABLE OF CONTENTS

PERFORMANCE	1
Total Returns	1
Yields	2
Performance Comparisons and Benchmarks	3
Power of Tax Deferral	4
DISTRIBUTION OF THE CONTRACTS	4
Pacific Select Distributors, LLC (PSD)	4
THE CONTRACTS AND THE SEPARATE ACCOUNT	6
Calculating Subaccount Unit Values	6
Variable Annuity Payment Amounts	7
Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4	9
Corresponding Dates	9
Age and Sex of Annuitant	10
Systematic Transfer Programs	10
Pre-Authorized Withdrawals	12
More on Federal Tax Issues	12
Safekeeping of Assets	15
FINANCIAL STATEMENTS	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS	15

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider or Four Year Withdrawal Charge Option. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider or Four Year Withdrawal Charge Option, charges for premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider or Four Year Withdrawal Charge Option, any optional Rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge, and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider or Four Year Withdrawal Charge Option, any optional Rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide

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a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider or Four Year Withdrawal Charge Option, any optional Rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

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The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2015, 2014 and 2013 with regard to this Contract was $12,236,814, $10,677,663 and $9,189,408 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial advisor typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial advisor and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial advisor how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling

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broker-dealer and the commission option selected by your financial advisor or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to financial advisors of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial advisor may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial advisor lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial advisor market the Contracts.

As of December 31, 2015, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

ADD, American Portfolios Financial Services Inc., Bancwest Investment Services Inc., BOSC Inc., Caderet, Grant & Co., C C O Investment Services Corp, C U N A Brokerage Services Inc., C U S O Financial Services LP, Capital One Investments, Centaurus Financial, Inc., Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CMS Investment Resources LLC, Commonwealth Financial Network, B B V A Securities Inc., Edward D. Jones & Co., LP, Ensemble Financial Services Inc., The Enterprise Securities Co., Essex Financial Services Inc., Essex National Securities Inc., F S C Securities Corporation, Fifth Third Securities Inc., First Allied Securities Inc., First Heartland Capital Inc., FTB Advisors Inc., Geneos Wealth Management Inc., Girard Securities, Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., Investors Capital, J J B Hilliard, J.P. Turner, Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, KMS Financial Service, Legends Equities Corp., L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M & T Securities Inc., M Holdings Securities Inc., M M L Investors Services Inc., Meridian Financial Group Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., NF P Securities Inc., National Planning Corporation, NEXT Financial Group Inc., Park Avenue Securities LLC., People’s Securities, ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Sagepoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Securities Service Network, Signator Investors Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., Summit Brokerage, Suntrust Investment Services Inc., The Huntington Bank, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, V S R Financial Services Inc., W L Lyons Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial advisors may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial advisor or broker-dealer to present this Contract over other investment options. You may ask your financial advisor about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among

5

others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

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Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.95% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider and/or the Four Year Withdrawal Charge Option is not charged after the Annuity Date.

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Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 0.95% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.05

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.95% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9771; 0.9771 – 1 = -0.0229; -0.0229 × 100% = -2.29%.
1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

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Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in the Prospectus). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election. For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 — $300) * 3%). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

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Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fidelity® VIP Government Money Market Subaccount. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

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Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fidelity® VIP Government Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

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Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive In Proper Form. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or

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appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the investment advisor of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

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Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCA-TED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal

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balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

•  death,

•  disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

Pacific Life’s consolidated financial statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are included in this SAI. The financial statements of Separate Account A of Pacific Life as of December 31, 2015 and for each of the periods presented are incorporated by reference in this SAI from the Annual Report of Separate Account A dated December 31, 2015. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte &

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Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2015 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report included in the Annual Report of Separate Account A dated December 31, 2015, which is incorporated by reference in this Registration Statement. Such financial statements and financial statement schedules have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 15519-16A

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2015 and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

March 8, 2016

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,

(In Millions)	2015	2014
ASSETS

Investments:

Fixed maturity securities available for sale, at estimated fair value	$38,725	$35,662

Equity securities available for sale, at estimated fair value	88	131

Fair value option securities	536	563

Mortgage loans (includes VIE assets of $1,800 and $750)	11,092	9,327

Policy loans	7,331	7,234

Other investments (includes VIE assets of $197 and $118)	2,024	1,905
TOTAL INVESTMENTS	59,796	54,822

Cash and cash equivalents (includes VIE assets of $7 and $7)	1,845	3,220

Restricted cash (includes VIE assets of $117 and $123)	265	266

Deferred policy acquisition costs	4,719	4,742

Aircraft, net (includes VIE assets of $713 and $869)	8,307	7,817

Other assets (includes VIE assets of $32 and $30)	3,229	2,985

Separate account assets	56,974	60,625

TOTAL ASSETS	$135,135	$134,477

LIABILITIES AND EQUITY

Liabilities:

Policyholder account balances	$41,359	$39,169

Future policy benefits	14,088	13,200

Debt (includes VIE debt of $1,813 and $1,079)	9,590	8,331

Other liabilities (includes VIE liabilities of $165 and $201)	3,438	3,410

Separate account liabilities	56,974	60,625
TOTAL LIABILITIES	125,449	124,735

Commitments and contingencies (Note 18)

Stockholder’s Equity:

Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30

Paid-in capital	1,012	982

Retained earnings	7,868	7,264

Accumulated other comprehensive income	688	1,362
Total Stockholder’s Equity	9,598	9,638

Noncontrolling interests	88	104
TOTAL EQUITY	9,686	9,742

TOTAL LIABILITIES AND EQUITY	$135,135	$134,477

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,

(In Millions)	2015	2014	2013
REVENUES

Policy fees and insurance premiums	$4,179	$3,414	$3,365

Net investment income	2,557	2,408	2,290

Net realized investment gain (loss)	234	(597)	586

OTTI, consisting of $102, $28 and $33 in total, net of $6, $4 and $6 recognized in OCI	(96)	(24)	(27)

Investment advisory fees	353	376	351

Aircraft leasing revenue	833	796	736

Other income	260	259	253
TOTAL REVENUES	8,320	6,632	7,554

BENEFITS AND EXPENSES

Policy benefits paid or provided	3,249	2,650	2,366

Interest credited to policyholder account balances	1,250	1,203	1,248

Commission expenses	1,200	398	1,354

Operating and other expenses	1,870	1,759	1,784
TOTAL BENEFITS AND EXPENSES	7,569	6,010	6,752

INCOME BEFORE PROVISION FOR INCOME TAXES	751	622	802

Provision for income taxes	149	102	131

Net income	602	520	671

Less: net (income) loss attributable to noncontrolling interests	2	3	(19)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$604	$523	$652

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,

(In Millions)	2015	2014	2013

NET INCOME	$602	$520	$671

Other comprehensive income (loss), net of tax:

Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net:

Unrealized holding gain (loss) arising during period	(710)	525	(754)

Reclassification adjustment for (gain) loss included in net income	41	(16)	(42)
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	(669)	509	(796)

Other, net	(5)	(5)	6

Other comprehensive income (loss)	(674)	504	(790)

Comprehensive income (loss)	(72)	1,024	(119)

Less: comprehensive (income) loss attributable to noncontrolling interests	2	3	(19)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	($70)	$1,027	($138)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

				Accumulated Other
				Comprehensive Income (Loss)
(In Millions)	Common Stock	Paid-in Capital	Retained Earnings	Gain (Loss) On Derivatives and Unrealized Gain (Loss) On Securities Available for Sale, Net	Other, Net	Total Stockholder’s Equity	Noncontrolling Interests	Total Equity
BALANCES, JANUARY 1, 2013	$30	$982	$6,489	$1,661	($13)	$9,149	$419	$9,568

Comprehensive income (loss):

Net income			652			652	19	671

Other comprehensive loss				(796)	6	(790)		(790)

Total comprehensive income (loss)						(138)	19	(119)

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interests							(21)	(21)

Deconsolidation of VIEs							(380)	(380)
BALANCES, DECEMBER 31, 2013	30	982	6,941	865	(7)	8,811	37	8,848

Comprehensive income (loss):

Net income (loss)			523			523	(3)	520

Other comprehensive income (loss)				509	(5)	504		504

Total comprehensive income (loss)						1,027	(3)	1,024

Dividend to parent			(200)			(200)		(200)

Change in equity of noncontrolling interests							70	70
BALANCES, DECEMBER 31, 2014	30	982	7,264	1,374	(12)	9,638	104	9,742

Comprehensive loss:

Net income (loss)			604			604	(2)	602

Other comprehensive loss				(669)	(5)	(674)		(674)

Total comprehensive loss						(70)	(2)	(72)

Assumption of noncontrolling interest (Note 7)		30				30	(30)	-

Change in equity of noncontrolling interests							16	16

BALANCES, DECEMBER 31, 2015	$30	$1,012	$7,868	$705	($17)	$9,598	$88	$9,686

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Millions)	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$602	$520	$671

Adjustments to reconcile net income to net cash provided by operating activities:

Net accretion on fixed maturity securities	(70)	(85)	(82)

Depreciation and amortization	466	450	438

Deferred income taxes	113	55	118

Net realized investment (gain) loss	(234)	597	(586)

Other than temporary impairments	96	24	27

Net change in deferred policy acquisition costs	290	(622)	352

Interest credited to policyholder account balances	1,250	1,203	1,248

Net change in future policy benefits	1,274	1,789	1,069

Other operating activities, net	348	(98)	223
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,135	3,833	3,478

CASH FLOWS FROM INVESTING ACTIVITIES

Fixed maturity and equity securities available for sale:

Purchases	(7,340)	(5,638)	(5,909)

Sales	552	1,535	1,279

Maturities and repayments	2,120	2,410	2,640

Purchases of fair value option securities		(498)

Repayments of mortgage loans	863	917	602

Fundings of mortgage loans and real estate	(1,750)	(1,243)	(1,345)

Funding of CMBS VIE mortgage loan	(1,050)	(750)

Proceeds from sale of real estate	3		405

Net change in policy loans	(97)	(79)	(157)

Terminations of derivative instruments, net	159	9	(35)

Proceeds from nonhedging derivative settlements	135	64	86

Payments for nonhedging derivative settlements	(295)	(344)	(628)

Net change in cash collateral received or pledged	(68)	131	(136)

Purchases of and advance payments on aircraft	(1,306)	(1,068)	(1,143)

Proceeds from sale of aircraft	168	266	380

Other investing activities, net	129	323	44
NET CASH USED IN INVESTING ACTIVITIES	(7,777)	(3,965)	(3,917)
(Continued)

The abbreviation CMBS VIE above means commercial mortgage-backed security VIE.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Millions)	2015	2014	2013
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account balances:

Deposits	$6,075	$5,900	$6,223

Withdrawals	(5,419)	(4,957)	(5,894)

Net change in short-term debt	227	248	(272)

Issuance of long-term debt	1,041	147	1,661

Issuance of CMBS VIE debt	845	676

Partial retirement of surplus notes			(478)

Payments of long-term debt	(828)	(532)	(836)

Dividend to parent		(200)	(200)

Other financing activities, net	326	70	(21)
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,267	1,352	183

Net change in cash and cash equivalents	(1,375)	1,220	(256)

Cash and cash equivalents, beginning of year	3,220	2,000	2,256

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,845	$3,220	$2,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Income taxes paid (received), net	($99)	($250)	$160

Interest paid	$376	$324	$294

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment (OTTI) losses of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Income taxes

•	Reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2014 and 2013 consolidated financial statements to conform to the 2015 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2015 through March 8, 2016, the date the consolidated financial statements were available to be issued and has concluded that no events have occurred that require disclosure or adjustment to the consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (OCI). Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method. For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities. The Company elected the FVO in order to report the investments at estimated fair value with changes in the estimated fair value of these securities recognized in net realized investment gain (loss). This accounting treatment will provide a partial offset to the impact of interest rate movements.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Interest is recognized and discounts and deferred origination fees are amortized to interest income using the effective interest method based on the contractual life of the mortgage loan. The method of recognizing interest or amortization income is based on the contractual life of the mortgage loan. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the mortgage loan. When the fair value of the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of investments in partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds). Investments in partnerships, joint venture interests and hedge funds are recorded under the cost or equity method of accounting, except those held by consolidated sponsored investment funds (Note 4). As a practical expedient, consolidated investment funds estimate the fair value of interests in the portfolio funds using the net asset value per share as determined by the respective investment manager. The changes in estimated fair value for these assets are recognized in net investment income. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value recognized in net realized investment gain (loss).

Real estate investments are carried at depreciated cost, net of write-downs. For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as a hedge, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net realized investment gain (loss), interest credited to policyholder account balances, or operating and other expenses when the forecasted transactions affect earnings. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, cash collateral, cash held in trusts, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT, NET

The Company records aircraft and other aircraft components at cost less accumulated depreciation. Cost consists of the acquisition price, including interest capitalized during the construction period of a new aircraft, and major additions and modifications. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful life of the aircraft. Major improvements to aircraft are capitalized as incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying amount of aircraft quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and decreased to $63 million as of December 31, 2015 from $101 million as of December 31, 2014 due to the sale of the Pacific Global Advisors LLC pension advisory business during 2015. There were no goodwill impairments recognized during the years ended December 31, 2015, 2014 and 2013.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts ranged from 0.2% to 9.1%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.9% to 11.0%.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 10). All other GLB guarantees are accounted for as embedded derivatives (Note 8).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities. Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits. Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses. The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized acquisition costs.

As of December 31, 2015 and 2014, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities. Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Funds Series Trust (formerly known as Pacific Life Funds), the investment vehicle for the Company’s mutual fund products and other funds. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses.

Aircraft leases are generally accounted for as operating leases and are structured as triple net leases whereby the lessee is responsible for maintaining the aircraft and paying operational, maintenance and insurance expenses. The aircraft leases require payment in U.S. dollars. Aircraft leasing revenue is recognized on a straight-line basis over the term of the lease agreements. The Company has capital leases in the amount of $100 million and $50 million as of December 31, 2015 and 2014, respectively, which are included in other assets.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement. Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary. Generally, a life insurance company cannot be treated as an includable corporation in a consolidated return with nonlife companies unless it has been a member of the affiliated group for five taxable years. For this reason, the Company’s life insurance companies meeting this criterion file separate Federal income tax returns. Some of the Company’s non-U.S. subsidiaries are subject to tax in Singapore and other jurisdictions. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data used to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, which modifies the Accounting Standards Codification’s (Codification) Fair Value Measurement Topic. This ASU requires a reporting entity to exclude any investments for which fair value is measured using net asset value (NAV) as a practical expedient from the fair value hierarchy disclosures. In 2015, the Company early adopted this ASU and applied it retrospectively. This guidance only impacted financial statement disclosures (Note 12) and had no impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-02, which modifies the Codification’s Comprehensive Income Topic. This ASU requires enhanced reporting of amounts reclassified out of accumulated other comprehensive income (AOCI) either on the face of the consolidated financial statements or in the notes to the consolidated financial statements. Nonpublic entities are required to report the effects of reclassifications on net income for annual reporting periods and to report information about the amounts reclassified out of AOCI by component for each reporting period for interim and annual reporting periods. The Company adopted this ASU in 2014 and has included the required annual disclosure in Note 13.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In April 2015, the FASB issued ASU 2015-03, which requires debt issuance costs to be presented in the statement of financial condition as a direct deduction from the associated debt liability. The guidance in the new standard is limited to the presentation of debt issuance costs and does not affect the recognition and measurement of debt issuance costs. The Company will adopt this ASU retrospectively on January 1, 2016 and adoption will result in a change in presentation of these costs on the consolidated statements of financial condition. Adoption in 2016 will result in a decrease to other assets and debt of $84 million for December 31, 2015.

In February 2015, the FASB issued ASU 2015-02, which changes the analysis that a reporting entity must perform to determine whether it should consolidate certain legal entities. All legal entities with which the Company is involved are subject to reevaluation under the revised consolidation model. The amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities, eliminate the presumption that a general partner should consolidate a limited partnership, and affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships. The Company will adopt this ASU retrospectively on January 1, 2016. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, which clarifies the principles for recognizing revenue when it transfers promised goods and services to customers in an amount that reflects the consideration to which an entity expects to be entitled to in exchange for those goods and services. This ASU defines a five step process that identifies the various components of the revenue recognition process, identifying the performance obligation and when to recognize revenue when that performance obligation has been met. The Company will adopt this ASU retrospectively for the year ended December 31, 2018. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $62 million and $61 million as of December 31, 2015 and 2014, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2015 and 2014, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $520 million, $635 million and $521 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus of Pacific Life was $7,762 million and $7,172 million as of December 31, 2015 and 2014, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party letters of credit or note facilities. As of December 31, 2015, Pacific Life’s total statutory reserve credit was $1,901 million, of which $1,249 million was supported by third-party letters of credit and note facilities. As of December 31, 2014, Pacific Life’s total statutory reserve credit was $1,702 million, of which $1,160 million was supported by third-party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits. Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska. Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Reinsurance ceded to PAR Vermont is net of the reinsurance ceded under an excess of loss reinsurance agreement with a commercial reinsurer. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont are supported by a letter of credit agreement provided by a highly rated bank, which has a maximum commitment amount of $843 million and a 20 year term expiring October 2031. The letter of credit agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The letter of credit has been approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting. As of December 31, 2015, the letter of credit amounted to $680 million and was held in a trust with Pacific Life as beneficiary. PAR Vermont admitted $677 million and $619 million as an asset in its statutory financial statements as of December 31, 2015 and 2014, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $400 million. This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2043 and received a note receivable in return with a maturity date of December 2038. The note receivable is credit enhanced by a highly rated third-party reinsurer for 20 years with a five year extension. The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting. As of December 31, 2015 and 2014, the note receivable amounted to $159 million and $111 million, respectively, and was held in a trust with Pacific Life as beneficiary. PBRC admitted $159 million and $111 million as an asset in its statutory financial statements as of December 31, 2015 and 2014, respectively.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp. The underlying reinsurance is comprised of coinsurance and YRT treaties. Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles. The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $413 million letter of credit issued to PLRB by highly rated third-party banks for the benefit of Pacific Life, which expires August 26, 2016. In connection with the acquisition and reinsurance arrangements between Pacific Life and PLRB, Pacific LifeCorp entered into a capital maintenance agreement and has also agreed to honor PLRB’s obligations to the letter of credit provider in the event of default.

Pacific Annuity Reinsurance Company (PARC) is a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance. PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and ceded 5% of new business issued thereafter. PARC is a wholly owned subsidiary of Pacific LifeCorp.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2015 and 2014, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2015 statutory results, Pacific Life could pay $608 million in dividends in 2016 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. Pacific Life did not pay any dividends to Pacific LifeCorp during the year ended December 31, 2015. During the years ended December 31, 2014 and 2013, Pacific Life paid dividends to Pacific LifeCorp of $200 million each year.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the Arizona Department of Insurance (AZ DOI) for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2015 statutory results, PL&A could pay $39 million in dividends to Pacific Life in 2016 without prior regulatory approval. During the years ended December 31, 2015, 2014 and 2013, PL&A paid dividends to Pacific Life of $37 million, $35 million and $35 million, respectively.

3.	CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $260 million and $265 million as of December 31, 2015 and 2014, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $268 million and $269 million as of December 31, 2015 and 2014, respectively. The net contribution to income from the Closed Block was zero, $3 million and zero for the years ended December 31, 2015, 2014 and 2013, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2015 and 2014, the consolidated assets and consolidated liabilities, which the Company has consolidated because it is the primary beneficiary:

	Consolidated VIEs
	Consolidated	Consolidated

	Assets	Liabilities

	(In Millions)
December 31, 2015:

Commercial mortgage-backed securities	$1,805	$1,525

Sponsored investment funds	204	10

Aircraft securitization	857	443

Total	$2,866	$1,978

December 31, 2014:

Commercial mortgage-backed securities	$750	$676

Sponsored investment funds	125	2

Aircraft securitization	1,022	602

Total	$1,897	$1,280

COMMERCIAL MORTGAGE-BACKED SECURITIES

Pacific Life has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIE). The trusts are classified as VIEs as they have no total equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs. The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default and has consolidated the VIEs into the consolidated financial statements of the Company. Non-recourse debt consolidated by the Company was $1,521 million and $676 million as of December 31, 2015 and 2014, respectively (included in CMBS VIE debt in Note 11).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers. Structured as limited partnerships, the Company has provided the initial cash and noncash investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history. Based on the design and operation of the limited partnership arrangements, the Company concluded that these legal entities are subject to consolidation under the variable interest rules and that the Company is the primary beneficiary. It is anticipated that the Company will continue to maintain a controlling interest in some, but not all, of the limited partnerships. The Company reevaluates its standing as the primary beneficiary on a quarterly basis or upon the occurrence of specified events. Short-term non-recourse debt consolidated by the Company was $10 million and $2 million as of December 31, 2015 and 2014, respectively (included in other VIE debt in Note 11). The line of credit has a $15 million borrowing capacity. The Company’s unfunded commitment to the limited partnerships was $75 million and $119 million as of December 31, 2015 and 2014, respectively.

AIRCRAFT SECURITIZATION

During 2005, Aviation Capital Group Corp., a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft (ACG), sponsored a financial asset securitization secured by aircraft. The transaction was classified as a VIE as the total equity investment at risk was insufficient to finance its activities without additional subordinated support. ACG receives ongoing compensation for its role as the remarketing and administrative agent and for various aircraft-related services.

ACG is the primary beneficiary of the securitization because it owns 100% of the equity and has a controlling financial interest in this VIE. As such, the securitization is included in the consolidated financial statements of the Company. Non-recourse debt consolidated by the Company was $282 million and $401 million as of December 31, 2015 and 2014, respectively (included in ACG VIE debt in Note 11).

The following table presents the carrying amount and classification of the assets, relating to VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary. The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant financial activities. Also presented is the maximum exposure to loss which includes the carrying amount and any unfunded commitments assuming the commitments are fully funded.

	Non-consolidated VIEs
		Maximum

	Carrying Amount	Exposure to Loss

	(In Millions)

December 31, 2015:

Fixed maturity securities	$56	$56

Mortgage loans	60	104

Other investments	847	1,316

Total	$963	$1,476

December 31, 2014:

Fixed maturity securities	$54	$54

Other investments	828	1,254

Total	$882	$1,308

FIXED MATURITY SECURITIES

The Company purchased primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities, which are collateralized by financial assets including corporate debt.

MORTGAGE LOANS

Included in mortgage loans is a non-recourse construction loan to a non-consolidated VIE.

OTHER INVESTMENTS

The limited partnership investments include private equity funds and equity in real estate which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s equity investments in comparison to the original amount issued by the VIEs.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The Company’s maximum exposure to loss for these investments is limited to its carrying amount. See Note 6 for the net carrying amount and estimated fair value of the structured security investments.

5.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Balance, January 1	$4,742	$4,214	$4,329

Additions:

Capitalized during the year	544	608	621

Amortization:

Allocated to commission expenses	(806)	15	(955)

Allocated to operating expenses	(28)	(1)	(18)

Total amortization	(834)	14	(973)

Allocated to OCI	267	(94)	237

Balance, December 31	$4,719	$4,742	$4,214

During the years ended December 31, 2015, 2014 and 2013, the Company revised certain assumptions utilized to develop EGPs for its products subject to DAC amortization. This resulted in an increase in DAC amortization expense of $51 million for the year ended December 31, 2015 and decreases in DAC amortization expense of $39 million and $43 million for the years ended December 31, 2014 and 2013, respectively. The revised EGPs also resulted in increased URR amortization of $27 million for the year ended December 31, 2015 and decreased URR amortization of $128 million and $6 million for the years ended December 31, 2014 and 2013, respectively.

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Balance, January 1	$667	$597	$638

Deferred costs capitalized during the year	17	29	38

Amortization of deferred costs	(101)	41	(79)

Balance, December 31	$583	$667	$597

6.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities available for sale represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities available for sale represents cost adjusted for OTTI. See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2015:

U.S. Government	$49	$8		$57

Obligations of states and political subdivisions	815	125	$2	938

Foreign governments	546	52	6	592

Corporate securities	31,727	1,630	691	32,666

RMBS	2,490	115	49	2,556

CMBS	796	24	7	813

Collateralized debt obligations	55	10		65

Other asset-backed securities	993	57	12	1,038

Total fixed maturity securities	$37,471	$2,021	$767	$38,725

Perpetual preferred securities	$84	$6	$4	$86

Other equity securities	1	1		2

Total equity securities	$85	$7	$4	$88

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
December 31, 2014:

U.S. Government	$47	$9		$56

Obligations of states and political subdivisions	853	164		1,017

Foreign governments	591	70	$2	659

Corporate securities	27,275	2,592	148	29,719

RMBS	2,597	150	43	2,704

CMBS	626	32	1	657

Collateralized debt obligations	54	16		70

Other asset-backed securities	717	64	1	780

Total fixed maturity securities	$32,760	$3,097	$195	$35,662

Perpetual preferred securities	$127	$7	$9	$125

Other equity securities	1	5		6

Total equity securities	$128	$12	$9	$131

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2015, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)

Due in one year or less	$1,416	$25	$5	$1,436

Due after one year through five years	6,555	446	71	6,930

Due after five years through ten years	14,485	389	385	14,489

Due after ten years	10,681	955	238	11,398

	33,137	1,815	699	34,253
Mortgage-backed and asset-backed securities	4,334	206	68	4,472

Total fixed maturity securities	$37,471	$2,021	$767	$38,725

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2015:
Obligations of states and political subdivisions	3	$134	$2
Foreign governments	10	62	6
Corporate securities	989	10,785	691
RMBS	101	972	49
CMBS	17	273	7
Other asset-backed securities	60	533	12

Total fixed maturity securities	1,180	12,759	767

Perpetual preferred securities	4	18	4
Other investments	4	18	5

Total other investments	8	36	9

Total	1,188	$12,795	$776

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

	(In Millions)				(In Millions)
December 31, 2015:

Obligations of states and political subdivisions	3	$134	$2

Foreign governments	7	43	5	3	$19	$1

Corporate securities	831	9,473	413	158	1,312	278

RMBS	31	467	5	70	505	44

CMBS	17	273	7

Other asset-backed securities	57	527	10	3	6	2

Total fixed maturity securities	946	10,917	442	234	1,842	325

Perpetual preferred securities	2	9	1	2	9	3

Other investments	4	18	5

Total other investments	6	27	6	2	9	3

Total	952	$10,944	$448	236	$1,851	$328

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)
December 31, 2014:
Foreign governments	3	$18	$2
Corporate securities	412	3,493	148
RMBS	80	630	43
CMBS	10	91	1
Other asset-backed securities	12	60	1

Total fixed maturity securities	517	4,292	195

Perpetual preferred securities	4	36	9
Other investments	2	14	1

Total other investments	6	50	10

Total	523	$4,342	$205

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Millions)			(In Millions)
December 31, 2014:

Foreign governments				3	$18	$2

Corporate securities	229	$1,512	$55	183	1,981	93

RMBS	26	193	3	54	437	40

CMBS				10	91	1

Other asset-backed securities				12	60	1

Total fixed maturity securities	255	1,705	58	262	2,587	137

Perpetual preferred securities				4	36	9

Other investments	2	14	1

Total other investments	2	14	1	4	36	9

Total	257	$1,719	$59	266	$2,623	$146

The gross unrealized losses on available for sale securities and other investments in the tables above increased from $205 million as of December 31, 2014 to $776 million as of December 31, 2015. This increase is primarily due to increases in interest rates, general credit spread widening, and declines in the energy, metals and mining sectors, as a result of declining oil, natural gas, and commodity prices. Included in corporate securities above is a portion of the Company’s net exposure to fixed maturity securities in the energy, metals and mining sectors, which was $3.3 billion as of December 31, 2015, with a net unrealized loss of $247 million. As of December 31, 2015, 90% of investments in these sectors were investment grade.

The Company has evaluated fixed maturity securities available for sale and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2015.

	Net Carrying Amount		Rating as % of	Vintage Breakdown
Rating		Estimated Fair Value	Net Carrying Amount	2004 and Prior	2005	2006	2007	2008 and Thereafter

	($ In Millions)

Prime RMBS:
AAA	$378	$376	26%					26%
AA	30	30	2%	2%
A	14	15	1%	1%
BAA	101	106	7%	5%	2%
BA and below	910	921	64%	12%	29%	19%	4%

Total	$1,433	$1,448	100%	20%	31%	19%	4%	26%

Alt-A RMBS:
AAA	$1	$1	0%
AA	26	27	7%	7%
A	12	13	3%	1%	2%
BAA	27	28	7%	4%	3%
BA and below	308	285	83%	14%	16%	23%	30%

Total	$374	$354	100%	26%	21%	23%	30%	0%

Sub-prime RMBS:
AAA	$14	$13	7%	7%
BAA	55	55	29%	29%
BA and below	119	118	64%	55%	7%	1%	1%

Total	$188	$186	100%	91%	7%	1%	1%	0%

CMBS:
AAA	$63	$67	8%					8%
AA	162	174	20%	7%				13%
A	388	390	49%					49%
BAA	147	146	18%					18%
BA and below	36	36	5%					5%

Total	$796	$813	100%	7%	0%	0%	0%	93%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordable mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

During 2015, the Company initiated a securities lending program whereby the Company lends fixed maturity securities to financial institutions in short-term arrangements. The Company requires cash collateral equal to 102% of the estimated fair value of the loaned securities. All securities lending agreements are callable by the Company at any time. The contractual maturity on all securities lending arrangements is overnight and continuous. The following table presents the Company’s security loans outstanding and the corresponding collateral held:

December 31,
2015

(In Millions)

Security loans outstanding, estimated fair value (1)	$157
Reinvestment portfolio, estimated fair value (2)	161
Cash collateral liability (3)	161

(1)	Included within fixed maturity securities available for sale, at estimated fair value and comprised of corporate securities.
(2)	The reinvestment portfolio acquired with the cash collateral consists primarily of investments in reverse repurchase agreements collateralized by U.S. Treasuries and is included in cash and cash equivalents.
(3)	Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Fixed maturity securities	$1,688	$1,629	$1,550

Equity securities	4	5	27

Mortgage loans	582	451	434

Real estate	103	102	120

Policy loans	201	202	201

Partnerships and joint ventures	106	165	137

Other	37	21	10

Gross investment income	2,721	2,575	2,479

Investment expense	164	167	189

Net investment income	$2,557	$2,408	$2,290

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Fixed maturity securities:

Gross gains on sales	$26	$47	$70

Gross losses on sales	(8)	(14)	(7)

Total fixed maturity securities	18	33	63

Equity securities:

Gross gains on sales	5	7	34

Total equity securities	5	7	34

FVO securities and trading securities	(33)	69	2

Real estate	2	(1)	77

Variable annuity GLB embedded derivatives	60	(706)	1,144

Variable annuity GLB policy fees	209	199	195

Variable annuity derivatives - total return swaps	(21)	(96)	(469)

Variable annuity derivatives - futures	(46)	(96)	(43)

Fixed indexed annuity embedded derivatives	(5)	(27)	(13)

Fixed indexed annuity derivatives - futures	(2)	21

Equity put options		(32)	(359)

Synthetic GIC policy fees	44	44	42

Foreign currency and interest rate swaps	25	26	(96)

Life indexed account embedded derivatives	51	(136)	(153)

Life indexed account derivatives - call options	(58)	126	154

Other	(15)	(28)	8

Net realized investment gain (loss)	$234	($597)	$586

The tables below summarize the OTTI by investment type:

	Recognized in Earnings	Included in OCI	Total

Year ended December 31, 2015:	(In Millions)

Corporate securities	$70		$70

RMBS	2	$6	8

Perpetual preferred securities	9		9

OTTI - fixed maturity and equity securities	81	6	87

Mortgage loans	11		11

Other investments	4		4

Total OTTI	$96	$6	$102

Year ended December 31, 2014:

Corporate securities	$2		$2

RMBS	5	$4	9

Perpetual preferred securities	2		2

OTTI - fixed maturity and equity securities	9	4	13

Mortgage loans	14		14

Real estate	1		1

Total OTTI	$24	$4	$28

Year ended December 31, 2013:

Corporate securities	$11		$11

RMBS	7	$6	13

OTTI - fixed maturity securities	18	6	24

Real estate	9		9

Total OTTI	$27	$6	$33

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,

	2015	2014

	(In Millions)

Cumulative credit loss, January 1	$188	$217

Additions for credit impairments recognized on:

Securities previously other than temporarily impaired	2	4

Securities not previously other than temporarily impaired		1

Total additions	2	5

Reductions for credit impairments previously recognized on:

Securities due to an increase in expected cash flows and time value of cash flows	(3)	(5)

Securities sold		(29)

Total subtractions	(3)	(34)

Cumulative credit loss, December 31	$187	$188

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI Investments	Non-OTTI Investments	Total

	(In Millions)

December 31, 2015:

Obligations of states and political subdivisions		$2	$2

Foreign governments		6	6

Corporate securities	$2	689	691

RMBS	35	14	49

CMBS		7	7

Other asset-backed securities		12	12

Total fixed maturity securities	$37	$730	$767

Perpetual preferred securities		$4	$4

Total equity securities	-	$4	$4

December 31, 2014:

Foreign governments		$2	$2

Corporate securities		148	148

RMBS	$34	9	43

CMBS		1	1

Other asset-backed securities		1	1

Total fixed maturity securities	$34	$161	$195

Perpetual preferred securities		$9	$9

Total equity securities	-	$9	$9

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Available for sale securities:

Fixed maturity	($1,648)	$1,380	($1,897)

Equity		(4)	11

Total available for sale securities	($1,648)	$1,376	($1,886)

Trading securities, included in other investments, totaled $209 million and $224 million as of December 31, 2015 and 2014, respectively. The cumulative net unrealized gain (loss) on trading securities held as of December 31, 2015 and 2014 were ($2) million and $14 million, respectively. Net unrealized gain (loss) recognized in net realized investment gain (loss) on trading securities still held at the reporting date were ($4) million, $1 million and $2 million as of December 31, 2015, 2014 and 2013, respectively.

FVO securities consist of U.S. Government securities. FVO securities totaled $536 million and $563 million as of December 31, 2015 and 2014, respectively. The change in unrealized gain (loss) on FVO securities is recognized in net realized investment gain (loss) and was ($27) million and $66 million for the years ended December 31, 2015 and 2014, respectively. Interest income earned from FVO securities is recorded in net investment income and was $17 million and $8 million for the years ended December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $11,092 million and $9,327 million as of December 31, 2015 and 2014, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2015, $2,230 million, $1,686 million, $1,421 million, $1,330 million and $1,150 million were located in Texas, New York, California, Washington and District of Columbia, respectively. Included in the December 31, 2015 amount for Texas and New York are $1,050 million and $750 million, respectively, consolidated from the CMBS VIE (Note 4). As of December 31, 2015, $283 million and $196 million were located in Canada and the United Kingdom (UK), respectively. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2015 or 2014. As of December 31, 2015, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern. Loans in No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief. Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. See Note 12.

As of December 31, 2015, there were 16 loans with a book value of $153 million that were considered impaired and an impairment loss of $12 million (gross of reinsurance of $1 million) was recognized for the year ended December 31, 2015 as the fair value of the underlying collateral of two of these loans was lower than their carrying amount. No impairment loss was recorded on the other 14 loans since the estimated fair value of the collateral was higher than their carrying amount. As of December 31, 2014, there were six loans with a book value of $62 million that were considered impaired. As the estimated fair value of the collateral on three of these loans was lower than their carrying amount, an impairment loss of $18 million (gross of reinsurance of $4 million) was recorded. No impairment loss was recorded on the other three loans since the estimated fair value of the collateral was higher than their carrying amount. Separately during 2014, one loan totaling $40 million was returned to the Company through a deed in lieu of foreclosure process and became a real estate property investment. As of December 31, 2013, there were two loans with a book value of $6 million that were considered impaired. As the estimated fair value of the collateral on these loans was higher than their carrying amount, no impairment loss was recorded.

The following tables set forth mortgage loan credit levels as of December 31, 2015 and 2014 ($ In Millions):

	December 31, 2015
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$640	1.79	$143	1.24	$46	1.06			$829	1.65

Golf course	11	2.64	17	0.69	59	1.47	$55	0.87	142	1.23

Hotel/Lodging	718	2.12			175	0.70			893	1.84

Industrial							18	1.70	18	1.70

Mobile home park	195	2.49							195	2.49

Office	3,818	2.03					21	0.32	3,839	2.02

Office - VIE	750	3.00							750	3.00

Residential	6	1.44							6	1.44

Resort	478	2.94							478	2.94

Retail	1,613	2.22							1,613	2.22

Retail - VIE	1,050	1.14							1,050	1.14

Construction	1,279								1,279
Total mortgage loans	$10,558	2.09	$160	1.18	$280	0.92	$94	0.91	$11,092	2.03

	December 31, 2014
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$573	1.67	$164	1.07	$46	0.95			$783	1.50

Golf course	11	2.45	158	1.03	19	1.41	$1	1.04	189	1.15

Hotel/Lodging	905	1.96							905	1.96

Industrial							18	0.95	18	0.95

Mobile home park	117	2.29							117	2.29

Office	3,869	2.09					25	0.05	3,894	2.08

Office - VIE	750	3.11							750	3.11

Resort	479	3.24							479	3.24

Retail	1,168	1.89							1,168	1.89

Construction	1,024								1,024
Total mortgage loans	$8,896	2.19	$322	1.05	$65	1.08	$44	0.44	$9,327	2.12

Real estate investments totaled $345 million and $329 million as of December 31, 2015 and 2014, respectively. The Company had no real estate investment impairments during the year ended December 31, 2015. As of December 31, 2014, there were four properties with a book value prior to impairment measurement of $10 million that were considered impaired and an impairment loss of $1 million was recognized as the fair value of these properties was lower than their carrying amount. As of December 31, 2013, there were four properties with a book value prior to measurement of $20 million that were considered impaired and an impairment loss of $9 million was recognized as the fair value of these properties was lower than their carrying amount. See Note 12.

7.	AIRCRAFT, NET

Aircraft, net, consists of the following:

	December 31,

	2015	2014
	(In Millions)

Aircraft	$9,152	$8,453

Aircraft held by consolidated VIEs	1,097	1,307
	10,249	9,760
Accumulated depreciation	1,942	1,943
Aircraft, net	$8,307	$7,817

As of December 31, 2015, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of leases are as follows (In Millions):

	2016	2017	2018	2019	2020	Thereafter
Domestic	$142	$130	$123	$120	$120	$300

Foreign	749	694	634	546	439	1,198

Total leases	$891	$824	$757	$666	$559	$1,498

Included in the table above are aircraft subleased to airlines with lease maturity dates ranging from 2021 to 2024 with total future rentals of $189 million. The revenue related to these aircraft, included in aircraft leasing revenue, was $27 million, $27 million, and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively. During 2011 to 2013, these aircraft were sold to third parties and subsequently leased back under operating leases with maturity dates ranging from 2023 to 2025 with total minimum future lease commitments on these operating leases of $181 million.

As of December 31, 2015 and 2014, aircraft under operating lease with a carrying amount of $2,871 million and $3,462 million, respectively, were assigned as collateral to secure debt (Notes 4 and 11).

During the years ended December 31, 2015, 2014 and 2013, aircraft impairments of $39 million, $37 million and $28 million, respectively, were recognized and included in operating and other expenses. See Note 12.

Three and nine aircraft were not subject to a signed lease or sales commitment, collectively representing approximately 1% and 2% of the carrying amount of aircraft as of December 31, 2015 and 2014, respectively.

During the years ended December 31, 2015, 2014 and 2013, gain (loss) on the sale of aircraft of ($1) million, $8 million and $7 million, respectively, were recognized and included in other income. Aircraft held for sale totaled $244 million and $65 million as of December 31, 2015 and 2014, respectively, and are included in aircraft, net.

During 2006, ACG and a bank sponsored a 50/50 joint venture. As ACG maintained control over the joint venture activities, ACG had a controlling financial interest and consolidated it as a subsidiary. During 2015, the non-recourse debt was paid off (Note 11) and ACG assumed the bank’s unfunded portion of the liabilities in exchange for the bank’s 50% equity interest. As a result, the noncontrolling interest related to this joint venture of $30 million was reduced to zero as of December 31, 2015.

See Note 18 for future aircraft purchase commitments.

8.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, equity risk, and credit risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statements of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of these GLBs is considered an embedded derivative. The Company also reinsures certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index and the MSCI EAFE (Europe, Australasia and Far East) Index and exchange-traded equity futures based upon broad equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the return of the S&P 500 and MSCI EAFE indices in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily estimated fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers a fixed indexed annuity product where interest is credited to the policyholder’s account balance based on equity index changes. A policyholder may allocate the contract’s net accumulated value to one or a combination of the following: fixed return account at a guaranteed interest rate to be no less than 1% for a specified period of time, one or two-year S&P 500 indexed account with caps, or one or two-year global indexed account with caps. The indexed products contain embedded derivatives. The Company utilizes exchange-traded equity futures based upon broad market indices and total return swaps based upon the MSCI EAFE index to economically hedge the credit paid to the policyholder on the underlying equity index.

The Company used equity put options to hedge equity and credit risks. These equity put options involved the exchange of either an upfront payment or periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives. The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee, recognized in net realized investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios. The estimated fair value of the derivative is zero as of December 31, 2015 and 2014.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. The main currencies that the Company economically hedges are the euro, British pound, Canadian dollar, and Japanese yen.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying index. Indexed accounts currently offered by the Company include: one-year S&P 500 indexed account currently capped at 8% to 11%, one-year S&P 500 indexed uncapped account currently with a 5% threshold, one-year international indexed account currently capped at 11%, two-year S&P 500 indexed account currently capped at 30% and five-year S&P 500 indexed uncapped account. The life insurance products with indexed accounts contain embedded derivatives.

The Company utilizes call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums and the settlements are recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as a hedge:

	Notional Amount
	December 31,

	2015	2014

	(In Millions)

Variable annuity GLB embedded derivatives	$31,562	$33,717

Variable annuity derivatives - total return swaps	1,683	1,445

Variable annuity derivatives - futures	888	758

Variable annuity derivatives - interest rate swaps	110	135

Fixed indexed annuity embedded derivatives	2,638	1,622

Fixed indexed annuity derivatives - total return swaps	12

Fixed indexed annuity derivatives - futures	410	152

Synthetic GICs	21,451	21,587

Foreign currency and interest rate swaps	1,225	2,721

Life indexed account embedded derivatives	3,251	2,421

Life indexed account derivatives - call options	3,528	2,519

Other	778	345

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. Notional amounts for variable annuity GLB embedded derivatives represent deposits into variable annuity contracts covered by embedded derivative riders as a measurement of volume. 13.0% and 13.1% of these notional amounts are reinsured by third-party reinsurers as of December 31, 2015 and 2014, respectively. 4.1% of these notional amounts are reinsured by an affiliated reinsurer as of December 31, 2015 and 2014.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as a hedge. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $191 million, $288 million and $554 million for the years ended December 31, 2015, 2014 and 2013, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)

	Recognized in

	Income on Derivatives
	Years Ended December 31,

	2015	2014	2013
	(In Millions)

Variable annuity derivatives - total return swaps	$2	$27	($96)

Equity put options		(23)	(259)

Foreign currency and interest rate swaps	67	1	(75)

Life indexed account derivatives - call options	59	206	208

Other	(5)		2

Embedded derivatives:

Variable annuity GLB embedded derivatives	60	(706)	1,144

Fixed indexed annuity embedded derivatives	(5)	(27)	(13)

Life indexed account embedded derivatives	51	(136)	(153)

Other		(2)	(2)
Total	$229	($660)	$756

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and in benchmark interest rates. These cash flows include those associated with existing assets and liabilities. The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 6 years.

The Company had outstanding foreign currency and interest rate swaps designated as cash flow hedges with notional amounts of $310 million and $453 million as of December 31, 2015 and 2014, respectively. The Company had gains recognized in OCI for changes in estimated fair value of foreign currency and interest rate swaps designated as cash flow hedges of $7 million, $18 million and $42 million for the years ended December 31, 2015, 2014 and 2013, respectively. For the years ended December 31, 2015, 2014 and 2013, all of the hedged forecasted transactions for designated cash flow hedges were determined to be probable of occurring.

Hedge ineffectiveness related to cash flow hedges was zero, $1 million and zero for the years ended December 31, 2015, 2014 and 2013, respectively.

Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero for the years ended December 31, 2015, 2014 and 2013. Over the next twelve months, the Company anticipates that $2 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company had no fair value hedges as of December 31, 2015 and 2014.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral. The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 12 for information on the Company’s estimated fair value measurements and disclosure.

	Asset Derivatives			Liability Derivatives

	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,

	2015	2014		2015	2014
	(In Millions)			(In Millions)

Derivatives designated as hedging instruments:

Foreign currency and interest rate swaps		$3	(1)
	$5		(5)	$12	$22	(5)
Total derivatives designated as hedging instruments	5	3		12	22

Derivatives not designated as hedging instruments:

Variable annuity derivatives - total return swaps	12	3	(1)	5	8	(1)
	3	3	(5)	2	4	(5)
Variable annuity derivatives - interest rate swaps	3	2	(1)	1	3	(1)
Foreign currency and interest rate swaps	108	34	(1)	8	20	(1)
	13	32	(5)	28	133	(5)
Life indexed account derivatives - call options	66	146	(1)	1		(1)
	19	48	(5)	1		(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	190	204	(2)	1,200	1,274	(3)
Fixed indexed annuity embedded derivatives				167	110	(4)
Life indexed account embedded derivatives				191	278	(4)
Other				1		(2)
				7	3	(4)
				3	4	(5)
Total derivatives not designated as hedging instruments	414	472		1,615	1,837

Total derivatives	$419	$475		$1,627	$1,859

Location on the consolidated statements of financial condition:

(1) Other investments (2) Other assets (3) Future policy benefits (4) Policyholder account balances (5) Other liabilities

Cash collateral received from counterparties was $74 million and $132 million as of December 31, 2015 and 2014, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $71 million and $61 million as of December 31, 2015 and 2014, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

As of December 31, 2015 and 2014, the Company had also accepted collateral, consisting of various securities, with an estimated fair value of $45 million and $24 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2015 and 2014, none of the collateral had been sold or repledged. As of December 31, 2015 and 2014, the Company provided collateral in the form of various securities with an estimated fair value of $5 million, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities reported in the consolidated statements of financial condition (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals. Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. Gross amounts not offset include asset collateral received or pledged limited to the gross estimated fair value of recognized derivative assets and liabilities.

	Gross Amounts of Recognized Assets/Liabilities (1)	Gross Amounts Offset (2)	Net Amounts	Gross Amounts Not Offset - Asset Collateral	Net Amounts
	(In Millions)

December 31, 2015:

Derivative assets	$191	($125)	$66	($45)	$21

Derivative liabilities	107	(67)	40		40

December 31, 2014:

Derivative assets	$233	($191)	$42	($23)	$19

Derivative liabilities	202	(89)	113		113

(1)	As of December 31, 2015 and 2014, derivative assets include expense accruals of $22 million and $38 million, respectively, and derivative liabilities include expense accruals of $66 million and $12 million, respectively.
(2)	As of December 31, 2015 and 2014, the Company received excess cash collateral of $1 million and $4 million, respectively, and provided excess cash collateral of $1 million and zero, respectively, which are not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives, which are bilateral contracts between two counterparties. The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s exchange-traded futures are transacted through regulated exchanges and variation margin is settled on a daily basis. Therefore, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties. In addition, the Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. The Company currently pledges cash and securities to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements may also include collateral arrangements with derivative counterparties, which may require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

The Company’s credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any. The Company’s credit exposure for OTC derivatives as of December 31, 2015 was $20 million. The maximum exposure to any single counterparty was $6 million at December 31, 2015. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements for its OTC derivatives include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty. If either the Company’s or the counterparty’s financial strength ratings were to fall below a specific investment grade credit rating, the other party to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all OTC derivative instruments with credit risk related contingent features that were in a liability position on December 31, 2015, was $31 million for which the Company has posted collateral of $14 million. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2015, the Company would have been required to post an additional $7 million of collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2015, the Company’s financial strength ratings were above the specified level.

9.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,

	2015	2014
	(In Millions)

UL	$25,812	$24,642

Annuity and deposit liabilities	14,894	13,310

Funding agreements	295	714

Life indexed account embedded derivatives	191	278

Fixed indexed annuity embedded derivatives	167	110

GICs		115
Total	$41,359	$39,169

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,

	2015	2014
	(In Millions)

Annuity reserves	$7,620	$7,725

Policy benefits payable	2,773	2,206

Variable annuity GLB embedded derivatives	1,200	1,274

URR	1,138	818

Life insurance	970	833

Closed Block liabilities	268	266

Other	119	78
Total	$14,088	$13,200

10.	SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 8.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,

	2015	2014
	($ In Millions)

Return of net deposits

Separate account value	$49,682	$53,187

Net amount at risk (1)	1,083	581

Average attained age of contract holders	66 years	65 years

Anniversary contract value

Separate account value	$13,835	$15,206

Net amount at risk (1)	930	536

Average attained age of contract holders	67 years	66 years

Minimum return

Separate account value	$884	$995

Net amount at risk (1)	449	406

Average attained age of contract holders	71 years	70 years

(1)	Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,

	2015	2014	2015	2014

	GMIB		GMWBL
	($ In Millions)		($ In Millions)

Separate account value	$1,755	$2,027	$5,422	$5,220

Net amount at risk (1)	265	183	431	119

Average attained age of contract holders	62 years	61 years	66 years	65 years

(1)	GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31. GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,

	2015	2014	2015	2014	2015	2014

	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)

Balance, beginning of year	$5		$25	$18	$21	$11

Changes in reserves	15	$15	18	10	32	10

Benefits paid	(11)	(10)	(3)	(3)

Balance, end of year	$9	$5	$40	$25	$53	$21

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,

	2015	2014

	(In Millions)

Asset type

Equity	$30,300	$32,496

Bonds	15,666	17,143

Money market	319	259

Other	3,619	3,495

Total separate account value	$49,904	$53,393

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments. The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC. The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)

Balance, January 1, 2013	$279	$105	$174

Incurred guaranteed benefits	40	(5)	45

Paid guaranteed benefits	(7)		(7)

Balance, December 31, 2013	312	100	212

Incurred guaranteed benefits	111	26	85

Paid guaranteed benefits	(7)		(7)

Balance, December 31, 2014	416	126	290

Incurred guaranteed benefits	142	29	113

Paid guaranteed benefits	(1)		(1)

Balance, December 31, 2015	$557	$155	$402

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,

	2015	2014

	($ In Millions)

Net amount at risk (1)	$16,905	$17,230

Average attained age of policyholders	59 years	58 years

(1)	Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

11.	DEBT

Debt consists of the following:

	December 31,

	2015	2014

	(In Millions)

Short-term debt:

Credit facility recourse only to ACG	$485	$266

Other VIE debt (Note 4)	10	2

Total short-term debt	$495	$268

Long-term debt:

Surplus notes	$1,771	$1,771

Fair value hedge adjustments - terminated interest rate swap agreements	271	277

Note payable to Pacific LifeCorp	15

Non-recourse long-term debt:

Debt recourse only to ACG	5,021	4,525

ACG non-recourse debt		307

Other non-recourse debt	214	106

ACG VIE debt (Note 4)	282	401

CMBS VIE debt (Note 4)	1,521	676

Total long-term debt	$9,095	$8,063

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2015 and 2014. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in October 2019 that will serve as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of December 31, 2015 and 2014. As of and during the year ended December 31, 2015, Pacific Life was in compliance with the debt covenants related to these facilities.

The Company maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2015 and 2014.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations. The Company had estimated available eligible collateral of $1.8 billion as of December 31, 2015. Interest is at variable or fixed rates. The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2015 and 2014.

PL&A is a member of the FHLB of San Francisco. PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations. PL&A had estimated available eligible collateral of $46 million as of December 31, 2015. Interest is at variable or fixed rates. PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2015 and 2014.

ACG has revolving credit agreements with banks for a $1,165 million borrowing capacity. Interest on these loans is at variable rates, payable monthly and ranged from 1.9% to 2.1% as of December 31, 2015 and was 1.9% as of December 31, 2014. The facilities expire at various dates ranging from 2017 to 2019. There was $485 million and $266 million outstanding in connection with these revolving credit agreements as of December 31, 2015 and 2014, respectively. These credit agreements are recourse only to ACG.

During 2015, ACG entered into a loan facility with several Japanese banks that is denominated in Japanese yen with a U.S. dollar equivalent of approximately $192 million as of December 31, 2015. Interest is at variable rates. ACG has not drawn on the loan facility as of December 31, 2015. This loan facility is recourse only to ACG.

LONG-TERM DEBT

Pacific Life has $677 million of surplus notes outstanding as of December 31, 2015 and 2014, at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem these surplus notes at its option, subject to the approval of the NE DOI for such optional redemption. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI. On January 22, 2013, Pacific Life, with the approval of the NE DOI, exercised its early settlement right and repurchased and retired $323 million of the originally issued $1 billion of 9.25% surplus notes. The partial retirement of these surplus notes was accounted for as an extinguishment of debt and the related amortization of fair value hedge adjustments (see below) of $112 million and the premium paid of $155 million were recognized in interest expense during the year ended December 31, 2013. During 2011, Pacific Life terminated interest rate swaps converting these surplus notes to variable rate notes and fair value hedge adjustments of $364 million were recorded as of the termination date and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 6.4%. Total unamortized fair value hedge adjustments were $231 million and $234 million as of December 31, 2015 and 2014, respectively.

Pacific Life has $150 million of surplus notes outstanding as of December 31, 2015 and 2014, at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. These surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI. During 2011, Pacific Life terminated interest rate swaps converting the 7.9% surplus notes to variable rate notes and fair value hedge adjustments of $56 million as of the termination date were recorded and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of these surplus notes is 4.0%. Total unamortized fair value hedge adjustments were $40 million and $43 million as of December 31, 2015 and 2014, respectively.

The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI. The internal surplus note matures on February 5, 2020. The carrying amount outstanding as of December 31, 2015 and 2014 was $450 million.

The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million with net cash proceeds of $494 million. The original issue discount of $6 million is being amortized over the life of this surplus note. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the NE DOI. The internal surplus note matures on January 25, 2043. The carrying amount outstanding as of December 31, 2015 and 2014 was $494 million.

In November 2015, Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, entered into a promissory note with Pacific LifeCorp to borrow up to $50 million. As of December 31, 2015, $15 million was outstanding on the note with an interest rate of 3.8% and matures on December 31, 2017.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.6% to 3.9% as of December 31, 2015 and 0.5% to 4.1% as of December 31, 2014. As of December 31, 2015, $1,342 million was outstanding on these loans with maturities ranging from 2016 to 2024. As of December 31, 2014, $1,512 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 1.2% to 7.2% as of December 31, 2015 and 2014. As of December 31, 2015, $3,679 million was outstanding on these notes and loans with maturities ranging from 2016 to 2025. As of December 31, 2014, $3,013 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

ACG had a secured facility to finance aircraft. Interest on this facility accrued at variable rates, was payable monthly and was 3.6% as of December 31, 2014. As of December 31, 2014, $307 million was outstanding on this facility. This debt was paid off in December 2015 (Note 7). This facility was non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, enter into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates were 3.6% as of December 31, 2015 and ranged from 3.6% to 5.4% as of December 31, 2014. The variable rates ranged from 1.7% to 2.6% as of December 31, 2015 and were 2.4% as of December 31, 2014. As of December 31, 2015, there was $161 million outstanding on these loans with maturities ranging from 2016 to 2019. As of December 31, 2014, there was $106 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

As of December 31, 2015, the Company has a secured borrowing of $53 million due to an unrelated third-party. Payments of principal and interest are due monthly with an effective rate of 4.7% that matures on September 1, 2026. The lender’s collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property and is non-recourse to the Company.

As of December 31, 2015, the Company was in compliance with all its debt covenants.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Notes	Debt	Other

	Surplus	Payable to	Recourse	Non-recourse

	Notes	Pacific LifeCorp	Only to ACG	Debt	Total
Years Ending December 31:	(In Millions)

2016			$787	$25	$812

2017		$15	342	47	404

2018			1,374	56	1,430

2019			170	36	206

2020	$450		959	50	1,459

Thereafter	1,321		1,389		2,710

Total	$1,771	$15	$5,021	$214	$7,021

The table above excludes VIE debt and fair value hedge adjustments.

12.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2015 and 2014.

				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)

December 31, 2015:

Assets:

U.S. Government		$57				$57

Obligations of states and political subdivisions		909	$29			938

Foreign governments		584	8			592

Corporate securities		31,046	1,620			32,666

RMBS		2,405	151			2,556

CMBS		759	54			813

Collateralized debt obligations			65			65

Other asset-backed securities		719	319			1,038

Total fixed maturity securities	-	36,479	2,246	-	-	38,725

Perpetual preferred securities		86				86

Other equity securities	$2					2

Total equity securities	2	86	-	-	-	88

FVO securities		536				536

Other investments:

Trading securities	4	205				209

Other investments (2)	3	147	5			155

Other investments measured at NAV (3)						74

Total other investments carried at fair value	7	352	5	-	-	438

Derivatives:

Foreign currency and interest rate swaps		129		$129	($27)	102

Equity derivatives			100	100	(28)	72

Embedded derivatives			190	190		190

Total derivatives	-	129	290	419	(55)	364

Separate account assets:

Separate account assets	56,632	114				56,746

Separate account assets measured at NAV (3)						228

Total separate account assets carried at fair value (4)	56,632	114	-	-	-	56,974

Total	$56,641	$37,696	$2,541	$419	($55)	$97,125

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$49		$49	($27)	$22

Equity derivatives			$9	9	(28)	(19)

Embedded derivatives			1,569	1,569		1,569

Total	-	$49	$1,578	$1,627	($55)	$1,572

				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)

December 31, 2014:

Assets:

U.S. Government		$56				$56

Obligations of states and political subdivisions		988	$29			1,017

Foreign governments		603	56			659

Corporate securities		27,903	1,816			29,719

RMBS		2,690	14			2,704

CMBS		653	4			657

Collateralized debt obligations			70			70

Other asset-backed securities		492	288			780

Total fixed maturity securities	-	33,385	2,277	-	-	35,662

Perpetual preferred securities		125				125

Other equity securities	$2		4			6

Total equity securities	2	125	4	-	-	131

FVO securities		563				563

Other investments:

Trading securities	74	145	5			224

Other investments (2)	2	126	5			133

Other investments measured at NAV (3)						57

Total other investments carried at fair value	76	271	10	-	-	414

Derivatives:

Foreign currency and interest rate swaps		71		$71	($55)	16

Equity derivatives			200	200	(59)	141

Embedded derivatives			204	204		204

Total derivatives	-	71	404	475	(114)	361

Separate account assets:

Separate account assets	60,254	112	5			60,371

Separate account assets measured at NAV (3)						203

Total separate account assets carried at fair value (4)	60,254	112	5	-	-	60,574

Total	$60,332	$34,527	$2,700	$475	($114)	$97,705

Liabilities:

Derivatives:

Foreign currency and interest rate swaps		$178		$178	($55)	$123

Equity derivatives			$12	12	(59)	(47)

Embedded derivatives			1,669	1,669		1,669

Total	-	$178	$1,681	$1,859	($114)	$1,745

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statements of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Excludes investments accounted for under the equity and cost methods of accounting.
(3)	In accordance with the Codification’s Fair Value Measurement Topic 820-10, certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated statements of financial condition.
(4)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value. The following table lists information regarding these investments as of December 31, 2015.

	Estimated	Redemption		Redemption	Outstanding
Asset Class	Fair Value	Frequency	Initial Lock-Up	Notice Period	Commitment
($ In Millions)

Hedge funds	$51	Monthly - 19%	None to 1 year	30 – 92 days
		Quarterly - 66%
		Semi-Annually - 4%
		Annually - 11%

Private equity funds	23	None	N/A	N/A	$54

Separate account hedge funds	228	Monthly - 31%	None to 7 years	5 – 125 days
		Quarterly - 50%
		Annually - 19%

Total assets measured at NAV	$302				$54

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY, FVO AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale, FVO and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally-developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair value. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets. Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity, FVO and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated estimated fair values are reviewed and compared to external broker fair values for reasonableness.

Excluding embedded derivatives, as of December 31, 2015, all of the OTC derivatives based upon notional values were priced by valuation models. A credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2015.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees and broker quotations. A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including behavior risk margin, mortality risk margin and credit standing adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•	Behavior risk margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality risk margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit standing adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 and 3 assets include fixed maturity securities. The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers

	January 1,	Included in	Included in	In to	Out of				December 31,

	2015	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2015
	(In Millions)

Obligations of states and political subdivisions	$29								$29

Foreign governments	56		($2)		($44)			($2)	8

Corporate securities	1,816	$14	(109)	$163	(292)	$252	($3)	(221)	1,620

RMBS	14		(2)		(106)	265		(20)	151

CMBS	4					51		(1)	54

Collateralized debt obligations	70	1	(6)						65

Other asset-backed securities	288		(4)	6	(65)	135		(41)	319

Total fixed maturity securities	2,277	15	(123)	169	(507)	703	(3)	(285)	2,246

Other equity securities	4	5	(4)				(5)		-

Total equity securities	4	5	(4)	-	-	-	(5)	-	-

Trading securities	5				(6)	8	(6)	(1)	-

Other investments	5								5

Derivatives, net: (2)

Equity derivatives	188	60						(157)	91

Embedded derivatives	(1,465)	106				(207)		187	(1,379)

Total derivatives	(1,277)	166	-	-	-	(207)	-	30	(1,288)

Separate account assets (3)	5				(6)	2	(1)		-

Total	$1,019	$186	($127)	$169	($519)	$506	($15)	($256)	$963

		Total Gains or Losses		Transfers	Transfers
	January 1, 2014	Included in Earnings	Included in OCI	In to Level 3 (1)	Out of Level 3 (1)	Purchases	Sales	Settlements	December 31, 2014
	(In Millions)

Obligations of states and political subdivisions	$47		$4		($21)			($1)	$29

Foreign governments	77		4	$1	(37)	$15		(4)	56

Corporate securities	1,649	$31	46	241	(288)	362	($61)	(164)	1,816

RMBS	93	(1)	4	15	(65)	19	(46)	(5)	14

CMBS	10				(5)			(1)	4

Collateralized debt obligations	83	4						(17)	70

Other asset-backed securities	314	3	5	3	(48)	101		(90)	288

Total fixed maturity securities	2,273	37	63	260	(464)	497	(107)	(282)	2,277

Other equity securities	5		(1)						4

Total equity securities	5	-	(1)	-	-	-	-	-	4

Trading securities	3			2	(5)	23	(18)		5

Other investments	12					1		(8)	5

Derivatives, net: (2)

Equity derivatives	11	209						(32)	188

Embedded derivatives	(647)	(872)				(130)		184	(1,465)

Total derivatives	(636)	(663)	-	-	-	(130)	-	152	(1,277)

Separate account assets (3)	5			1			(1)		5

Total	$1,662	($626)	$62	$263	($469)	$391	($126)	($138)	$1,019

(1)	Transfers in and/or out are recognized at the end of each quarter.
(2)	Excludes derivative net settlements of ($140) million and ($214) million in 2015 and 2014, respectively, that are recorded in net realized investment gain (loss). Excludes synthetic GIC policy fees of $44 million in 2015 and 2014 that are recorded in net realized investment gain (loss). Excludes embedded derivative policy fees of $209 million and $199 million in 2015 and 2014, respectively, that are recorded in net realized investment gain (loss).
(3)	Included in earnings of separate account assets are realized/unrealized gain (loss) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

During the years ended December 31, 2015 and 2014, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. During the years ended December 31, 2015 and 2014, the Company did not have any significant transfers between Levels 1 and 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Total
Year Ended December 31, 2015:	(In Millions)

Corporate securities	$20	$5	($11)	$14

Collateralized debt obligations	1			1

Total fixed maturity securities	21	5	(11)	15

Other equity securities		5		5

Total equity securities	-	5	-	5

Equity derivatives		60		60

Embedded derivatives		106		106

Total derivatives	-	166	-	166

Total	$21	$176	($11)	$186

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Total
Year Ended December 31, 2014:	(In Millions)

Corporate securities	$24	$9	($2)	$31

RMBS		(1)		(1)

Collateralized debt obligations	4			4

Other asset-backed securities	3			3

Total fixed maturity securities	31	8	(2)	37

Equity derivatives		209		209

Embedded derivatives		(872)		(872)

Total derivatives	-	(663)	-	(663)

Total	$31	($655)	($2)	($626)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,

	2015	2014

	(In Millions)

Derivatives, net: (1)

Equity derivatives	$37	$154
Embedded derivatives	103	(830)

Total derivatives	$140	($676)

(1)	Amounts are recognized in net realized investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2015 ($ In Millions).

	Estimated Fair Value Asset (Liability)	Predominant Valuation Method	Significant Unobservable Inputs	Range (Weighted Average)
Obligations of states and political subdivisions	$29	Discounted cash flow	Spread (1)	290-294 (293)

Foreign governments	8	Discounted cash flow	Spread (1)	122

Corporate securities	1,620	Discounted cash flow	Spread (1)	64-6410 (454)

		Collateral value (3)	Collateral value	45-123 (89)

		Market pricing	Quoted prices (2)	22-116 (99)

RMBS	151	Market pricing	Quoted prices (2)	100-101 (100)

CMBS	54	Discounted cash flow	Spread (1)	151-537 (297)

			Prepayment rate	0%

			Default rate	0%

			Severity	0%

Collateralized debt obligations	65	Market pricing	Quoted prices (2)	72-88 (84)

Other asset-backed securities	319	Discounted cash flow	Spread (1)	67-471 (148)

		Market pricing	Quoted prices (2)	74-121 (100)

		Cap at call price	Call price	100

Other investments	5	Redemption value (4)	Redemption value	100

Equity derivatives	91	Option pricing model	Equity volatility	13% - 47% (17%)

Embedded derivatives (5)	(1,379)	Option pricing techniques	Equity volatility	12% - 47%

			Mortality:

			Ages 0-40	0.01% - 0.18%

			Ages 41-60	0.06% - 0.55%

			Ages 61-120	0.39% - 100%

			Mortality improvement	0% - 1.50%

			Withdrawal utilization	0% - 80%

			Lapse rates	0% - 100%

			Credit standing adjustment	0.55% - 1.94%

Total	$963

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.
(2)	Independent third-party quotations were used in the determination of estimated fair value.
(3)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.
(4)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.
(5)	This liability consists of embedded derivatives from variable annuity GLBs, fixed indexed annuity products and life indexed account insurance products. Since the valuation methodology for the embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain assets measured at estimated fair value during the year.

	Year Ended December 31, 2015			Year Ended December 31, 2014
	Carrying Value	Estimated Fair		Carrying Value	Estimated Fair
	Prior to	Value After		Prior to	Value After
	Measurement	Measurement	Impairment	Measurement	Measurement	Impairment

	(In Millions)

Mortgage loans	$36	$24	($12)	$62	$44	($18)

Other investments	19	15	(4)	10	9	(1)

Aircraft	191	152	(39)	203	166	(37)

MORTGAGE LOANS

The estimated fair value after measurement was based on the valuation of the underlying real estate collateral net of estimated costs to sell. These loans were classified as Level 3 assets. The impairment loss is gross of ceded reinsurance of $1 million and $4 million for the years ended December 31, 2015 and 2014, respectively.

OTHER INVESTMENTS

The estimated fair value after measurement for real estate investments is determined using a combination of the present value of the expected future cash flows and comparable sales. The estimated fair value after measurement for investments in limited partnerships is based on the equity provided by the underlying investment managers. The investments are classified as Level 3 assets.

AIRCRAFT

The estimated fair value after measurement is based on the present value of the future cash flows, which can include contractual lease payments, projected future lease payments, estimated residual value and estimated sales price. Projected future lease payments are based upon current contracted lease rates for similar aircraft and industry trends. These assets are classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2015 and 2014. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2015		December 31, 2014

	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In Millions)

Assets:

Mortgage loans	$11,092	$11,623	$9,327	$10,031

Policy loans	7,331	7,331	7,234	7,234

Other investments	209	251	199	238

Cash and cash equivalents	1,845	1,845	3,220	3,220

Restricted cash	265	265	266	266

Liabilities:

Funding agreements and GICs	295	290	829	881

Annuity and deposit liabilities	14,894	14,894	13,310	13,310

Short-term debt	495	495	268	268

Long-term debt	9,095	9,519	8,063	8,643

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2015 and 2014:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments accounted for under the cost method of accounting. The fair value is based on the ownership percentage of the NAV of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

13.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity. The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized Gain (Loss) on Securities Available for Sale, Net (1)		Gain (Loss) on Derivatives	Other, Net	Total Accumulated Other Comprehensive Income (Loss)

	(In Millions)

Balance, January 1, 2013	$1,630		$31	($13)	$1,648

Change in OCI before reclassifications	(1,200	) (2)	42	6	(1,152)

Income tax (expense) benefit	419		(15)		404

Amounts reclassified from AOCI	(79)		14		(65)

Income tax expense (benefit)	28		(5)		23

Balance, December 31, 2013	798		67	(7)	858

Change in OCI before reclassifications	790	(3)	18	(7)	801

Income tax (expense) benefit	(276)		(7)	2	(281)

Amounts reclassified from AOCI	(31)		6		(25)

Income tax expense (benefit)	11		(2)		9

Balance, December 31, 2014	1,292		82	(12)	1,362

Change in OCI before reclassifications	(1,097	) (4)	7	(8)	(1,098)

Income tax (expense) benefit	384		(4)	3	383

Amounts reclassified from AOCI	63				63

Income tax benefit	(22)				(22)

Balance, December 31, 2015	$620		$85	($17)	$688

(1)	See Note 5 and Note 9 for information related to DAC and future policy benefits.
(2)	Includes allocation of holding gain from DAC and URR of $237 million and $370 million, respectively, for the year ended December 31, 2013.
(3)	Includes allocation of holding loss from DAC and URR of ($94) million and ($523) million, respectively, for the year ended December 31, 2014.
(4)	Includes allocation of holding gain from DAC and URR of $267 million and $347 million, respectively, for the year ended December 31, 2015.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations. Amounts are shown gross of tax.

	Years Ended December 31,

Reclassification adjustments:	2015		2014		2013

	(In Millions)
Unrealized (gain) loss on securities available for sale, net:

Sale of securities available for sale	($18)	(1)	($40)	(1)	($97)	(1)

OTTI recognized on securities available for sale	81	(2)	9	(2)	18	(2)

Total unrealized (gain) loss on securities available for sale, net	63		(31)		(79)

(Gain) loss on derivatives:

Foreign currency and interest rate swaps			3	(1)
	(2)	(3)	(3)	(3)	(2)	(3)
	2	(4)	6	(4)	16	(4)

Total loss on derivatives	-		6		14

Total amounts reclassified from AOCI	$63		($25)		($65)

Location on the consolidated statements of operations:

(1) Net realized investment gain (loss) (2) OTTI (3) Net investment income (4) Interest credited to policyholder account balances

14.	REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. Reinsurance receivables, included in other assets, were $1,159 million and $848 million as of December 31, 2015 and 2014, respectively. Reinsurance payables, included in other liabilities, were $257 million and $208 million as of December 31, 2015 and 2014, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Direct premiums	$1,018	$1,035	$1,098

Reinsurance assumed (1)	1,307	787	540

Reinsurance ceded	(392)	(377)	(356)

Insurance premiums	$1,933	$1,445	$1,282

(1)	Included are $319 million, $77 million and $25 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2015, 2014 and 2013, respectively. PLR is incorporated in the UK and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in selected markets in Asia.

15.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Current	$36	$47	$13

Deferred	113	55	118

Provision for income taxes	$149	$102	$131

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision for income taxes reflected in the consolidated financial statements is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Millions)

Provision for income taxes at the statutory rate	$263	$218	$281

Separate account dividends received deduction	(84)	(82)	(89)

Singapore Transfer	(14)	(22)	(34)

LIHTC and foreign tax credits	(20)	(15)	(16)

Other	4	3	(11)

Provision for income taxes	$149	$102	$131

ACG transfers aircraft assets and related liabilities to foreign subsidiaries in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer decreases the provision for income taxes primarily due to the reversal of deferred tax liabilities related to basis differences in the aircraft assets transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2015, 2014 and 2013, as of December 31, 2015, the Company has not made a provision for U.S. or additional foreign withholding taxes of approximately $23 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

The Company identified a liability for uncertain tax positions of $58 million for a tax position for which there is uncertainty about the timing, but not the deductibility, of tax deductions relating to depreciation. The Company intends to file an application for an automatic change in the method of accounting with the Internal Revenue Service (IRS) in 2016 which will eliminate the contingency upon filing. None of the uncertain tax position affects the effective tax rate.

Because this tax contingency would serve to reduce existing net operating loss carryforwards, pursuant to ASU 2013-11, the Company recorded the contingency as an offset against the deferred tax asset for net operating loss carryforwards. Since the contingency only reduces net operating loss carryforwards, this contingency requires no accrual for interest or penalties. A reconciliation in the changes in the unrecognized tax benefits is as follows (In Millions):

Balance as of January 1, 2014	$ -
Additions and deletions

Balance as of December 31, 2014	-
Gross increase - prior year positions	58

Balance as of December 31, 2015	$58

During the years ended December 31, 2015, 2014 and 2013, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,

	2015	2014

	(In Millions)

Deferred tax assets:

Policyholder reserves	$797	$866

Investment valuation	548	589

Tax credit carryforwards	389	370

Tax net operating loss carryforwards	242	344

Deferred compensation	76	72

Other	134	102

Total deferred tax assets	2,186	2,343

Deferred tax liabilities:

DAC	(1,176)	(1,295)

Depreciation	(917)	(847)

Hedging	(450)	(429)

Partnership income	(113)	(115)

Other	(33)	(47)

Total deferred tax liabilities	(2,689)	(2,733)

Net deferred tax liability	(503)	(390)
Unrealized gain on derivatives and securities available for sale	(358)	(716)
Other adjustments	(5)	(8)

Net deferred tax liability	($866)	($1,114)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2006 through 2014 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2005 through 2014 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2014. The LIHTC and foreign tax credits begin to expire in 2020. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $170 million expire between 2020 and 2025. AMT credits of $134 million possess no expiration date. The remainder will expire between 2026 and 2034.

The Codification’s Income Taxes Topic requires separate footnote disclosure of the impact of foreign taxes. While the Company does have foreign operations, the results of those operations have not been separately disclosed since they are not material.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009, 2010, 2011 and 2012. The State of California is auditing tax year ended December 31, 2009. The Company does not expect the current Federal and California audits to result in any material assessments.

16.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in primarily the upper income and corporate markets. Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic and international retrocession business, which assumes mortality risks from other life reinsurers. The international retrocession business serves clients primarily in Canada, Europe and Asia.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as net investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2015 and 2014, the Company had foreign investments with an estimated fair value of $10.4 billion and $10.2 billion, respectively. Aircraft leased to foreign customers were $7.1 billion and $6.6 billion as of December 31, 2015 and 2014, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2015, 2014 and 2013.

The following segment information is as of and for the year ended December 31, 2015:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$1,206	$1,734		$1,239		$4,179

Net investment income	1,133	1,201	$1	25	$197	2,557

Net realized investment gain (loss)	17	186	1		30	234

OTTI	(58)	(27)			(11)	(96)

Investment advisory fees	27	296			30	353

Aircraft leasing revenue			833			833

Other income	21	207	23	17	(8)	260

Total revenues	2,346	3,597	858	1,281	238	8,320

BENEFITS AND EXPENSES

Policy benefits	667	1,404		1,178		3,249

Interest credited	852	383			15	1,250

Commission expenses	345	831		24		1,200

Operating expenses	356	463	141	28	126	1,114

Depreciation of aircraft			342			342

Interest expense	7		231		176	414

Total benefits and expenses	2,227	3,081	714	1,230	317	7,569

Income (loss) before provision (benefit) for income taxes	119	516	144	51	(79)	751

Provision (benefit) for income taxes	30	89	37	18	(25)	149

Net income (loss)	89	427	107	33	(54)	602

Less: net loss attributable to noncontrolling interests					2	2

Net income (loss) attributable to the Company	$89	$427	$107	$33	($52)	$604

Total assets	$38,504	$80,383	$9,345	$1,550	$5,353	$135,135

DAC	1,462	3,201		56		4,719

Separate account assets	6,978	49,996				56,974

Policyholder and contract liabilities	28,718	25,434		1,000	295	55,447

Separate account liabilities	6,978	49,996				56,974

The following segment information is as of and for the year ended December 31, 2014:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$933	$1,761		$720		$3,414

Net investment income	1,084	1,075	$1	14	$234	2,408

Net realized investment gain (loss)	12	(629)		(1)	21	(597)

OTTI	(4)	(8)			(12)	(24)

Investment advisory fees	27	308			41	376

Aircraft leasing revenue			796			796

Other income	20	204	24	9	2	259

Total revenues	2,072	2,711	821	742	286	6,632

BENEFITS AND EXPENSES

Policy benefits	600	1,436		614		2,650

Interest credited	803	346			54	1,203

Commission expenses	212	166		20		398

Operating expenses	327	438	137	34	104	1,040

Depreciation of aircraft			336			336

Interest expense	6		244		133	383

Total benefits and expenses	1,948	2,386	717	668	291	6,010

Income (loss) before provision (benefit) for income taxes	124	325	104	74	(5)	622

Provision (benefit) for income taxes	33	41	12	26	(10)	102

Net income	91	284	92	48	5	520

Less: net (income) loss attributable to noncontrolling interests			(2)		5	3

Net income attributable to the Company	$91	$284	$90	$48	$10	$523

Total assets	$37,964	$82,206	$8,741	$923	$4,643	$134,477

DAC	1,311	3,370		61		4,742

Separate account assets	7,136	53,489				60,625

Policyholder and contract liabilities	27,179	23,764		597	829	52,369

Separate account liabilities	7,136	53,489				60,625

The following segment information is for the year ended December 31, 2013:

	Life Insurance	Retirement Solutions	Aircraft Leasing	Reinsurance	Corporate and Other	Total

REVENUES	(In Millions)

Policy fees and insurance premiums	$1,073	$1,816		$476		$3,365

Net investment income	1,047	1,000	$5	14	$224	2,290

Net realized investment gain (loss)	27	886	1		(328)	586

OTTI	(10)	(6)			(11)	(27)

Investment advisory fees	26	288			37	351

Aircraft leasing revenue			736			736

Other income	14	190	24	9	16	253

Total revenues	2,177	4,174	766	499	(62)	7,554

BENEFITS AND EXPENSES

Policy benefits	533	1,479		354		2,366

Interest credited	785	332			131	1,248

Commission expenses	278	1,056		20		1,354

Operating expenses	328	423	146	32	122	1,051

Depreciation of aircraft			326			326

Interest expense			232		175	407

Total benefits and expenses	1,924	3,290	704	406	428	6,752

Income (loss) before provision (benefit) for income taxes	253	884	62	93	(490)	802

Provision (benefit) for income taxes	76	220	(12)	33	(186)	131

Net income (loss)	177	664	74	60	(304)	671

Less: net (income) loss attributable to noncontrolling interests			2		(21)	(19)

Net income (loss) attributable to the Company	$177	$664	$76	$60	($325)	$652

17.	TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $378 million, $395 million and $367 million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, Pacific Life and PLFA provide certain support services to the Pacific Select Fund, the Pacific Funds Series Trust and other affiliates based on an allocation of actual costs. These fees amounted to $14 million, $15 million and $15 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Additionally, the Pacific Select Fund and Pacific Funds Series Trust have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2015, 2014 and 2013, PSD received $130 million, $136 million and $131 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Funds Series Trust, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A. Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for future policy benefits are contracts with the affiliated assignment company with contract values of $2.9 billion and $2.6 billion as of December 31, 2015 and 2014, respectively. In addition, included in the liability for policyholder account balances are contracts with the affiliated assignment company of $1.7 billion and $1.3 billion as of December 31, 2015 and 2014, respectively. Related to these contracts, Pacific Life and PL&A received $298 million, $296 million and $381 million of insurance premiums and paid $164 million, $148 million and $125 million of policy benefits for the years ended December 31, 2015, 2014 and 2013, respectively.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $579 million and $877 million as of December 31, 2015 and 2014, respectively. The estimated fair values of the derivatives were net liabilities of $22 million and $59 million as of December 31, 2015 and 2014, respectively.

18.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:	Mortgage Loans	Limited Partnerships	Fixed Maturity Securities and Other Investments	Total

2016	$485	$207	$186	$878

2017 through 2018	559	211		770

2019 through 2020	71	87		158

2021 and thereafter		59	2	61

Total	$1,115	$564	$188	$1,867

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $8 million, $8 million and $9 million for the years ended December 31, 2015, 2014 and 2013, respectively. Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:

2016	$9

2017 through 2020	24

2021 and thereafter	6

Total	$39

As of December 31, 2015, ACG had commitments to purchase 122 aircraft scheduled for delivery through 2021. All of these commitments arise from fixed price purchase agreements with Boeing, Airbus and other third parties, and include adjustments for inflation. As of December 31, 2015, the aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) total $5,974 million and are due as follows:

●	up to $906 million in less than one year,

●	an additional $1,908 million in one to three years,

●	an additional $2,445 million in three to five years, and

●	an additional $715 million thereafter.

As of December 31, 2015, deposits related to these agreements totaled $393 million and are included in other assets.

The Company entered into an agreement with PLR to guarantee the performance of reinsurance obligations of PLR. During 2015, Pacific Life entered into an agreement with Pacific Life Re (Australia) Pty Limited (PLRA), a wholly owned indirect subsidiary of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA. These guarantees are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR or PLRA and Pacific LifeCorp. Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has an agreement with PLRC to guarantee the performance of reinsurance obligations of PLRC. Management believes that additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements.

During 2015, Pacific Life entered into a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to approximately $150 million to PLR. This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp. Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

During 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Dividends Received Deductions (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61. This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action. Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters. Management believes that judgments, if any, against the Company related to such matters and the Company’s estimate of reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial and are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of the ACG VIE securitization (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of the ACG VIE securitization are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 8 for discussion of contingencies related to derivative instruments.

See Note 15 for discussion of other contingencies related to income taxes.